SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934



Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

         |X|  Preliminary Proxy Statement
         |_| Confidential, for Use of the Commission Only (as permitted by 14a-6(e)(2))
         |_|  Definitive Proxy Statement
         |_|  Definitive Additional Materials
         |_|  Soliciting Material Under ss. 240.14(a)-12


                               VISX, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X|  No fee required.

         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              (1) Title of each class of securities to which transaction applies:

              (2)   Aggregate number of securities to which transaction applies:

              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


              (4)   Proposed maximum aggregate value of transaction:

              (5)   Total fee paid:

         |_| Fee paid previously by written preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1) Amount Previously Paid:

              (2) Form, Schedule or Registration Statement No.:

              (3) Filing Party:

              (4) Date Filed:

                                   [VISX LOGO]

                               VISX, Incorporated
                             3400 Central Expressway
                       Santa Clara, California 95051-0703
                                 (408) 733-2020
                                ----------------


To our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of VISX, Incorporated to be held at 8:00 a.m., local time, on May , 2003, at VISX's principal executive offices located at 3400 Central Expressway, Santa Clara, California 95051. The Notice of and Proxy Statement for the 2003 Annual Meeting of Stockholders follow. The 2003 Annual Report is enclosed.

     At the Annual Meeting, stockholders will elect seven persons to serve as directors until the next Annual Meeting and until their successors have been elected and qualified (Item 1 on your Proxy). The Proxy Statement contains information regarding the Company's nominees for election to the Board of Directors. Stockholders will also vote to approve an amendment to the 1995 Director Option Plan (Item 2 on your Proxy) and also vote to approve an amendment to the 2000 Stock Plan (Item 3 on your Proxy) Stockholders will also vote to ratify the Audit Committee's appointment of KPMG LLP as the Company's independent public accountants for the year ending December 31, 2003 (Item 4 on your Proxy). Your Board of Directors recommends that you vote FOR the Company's slate of nominees named in this Proxy Statement and all 3 proposals.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, we request that you complete, date, sign and return the enclosed proxy card promptly in the enclosed pre-addressed envelope. No postage is necessary if you mail your proxy in the United States. You may revoke your proxy at any time prior to the Annual Meeting.

      If you attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting. For assistance in voting your shares, please call MacKenzie Partners at (800) 322-2285 or (212) 929-5500 (Call Collect).

     We appreciate your continued support and interest in VISX, Incorporated.

                                   On Behalf of your Board of Directors

                                   Sincerely,



                                   Elizabeth H. Davila
                                   Chairman of the Board, President
                                   and Chief Executive Officer

Santa Clara, California
April   , 2003

                                   [VISX LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              To Be Held May , 2003

To the Stockholders:

     The Annual Meeting of Stockholders of VISX, Incorporated (the "Company") will be held on May , 2003 at 8:00 a.m., local time, at the principal executive offices of the Company, located at 3400 Central Expressway, Santa Clara, California 95051 for the following purposes:

1. To elect seven directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

2. To approve an amendment to the Company's 1995 Director Option Plan;

3. To approve an amendment to the Company's 2000 Stock Plan;

4. To ratify the appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 2003; and

5. To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April , 2003 are entitled to notice of, and to attend and vote at, the Annual Meeting and at any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company located at 3400 Central Expressway, Santa Clara, California 95051.

                                    For the Board of Directors



                                    John F. Runkel, Jr.
                                    Secretary

Santa Clara, California
April   , 2003

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
     It is important that all stockholders be represented at the Annual Meeting. Therefore, in order to assure your representation whether or not you plan to attend the meeting, please complete, date, sign, and return the enclosed proxy card promptly in the accompanying reply envelope. No postage is necessary if mailed in the United States. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.
--------------------------------------------------------------------------------

                               VISX, INCORPORATED

                                 ---------------

                                 PROXY STATEMENT
                       2003 ANNUAL MEETING OF STOCKHOLDERS

                                 ---------------

              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION


General

     These proxy materials are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of VISX, Incorporated (the "Company") for the Annual Meeting of Stockholders to be held on May , 2003 at 8:00 a.m., local time, and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at the principal executive offices of the Company, located at 3400 Central Expressway, Santa Clara, California 95051. The telephone number at the meeting location is (408) 733-2020. This Proxy Statement, Notice of Annual Meeting and the accompanying proxy card will be mailed to stockholders on or about April , 2003.

     A copy of the Company's Annual Report for the year ended December 31, 2002, including financial statements, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

Record Date; Shares Outstanding

     The Company's Common Stock is the only class of security entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on April , 2003 (the "Record Date") will be entitled to vote on all matters to come before the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote for each matter to be voted upon. As of April , 2003 there were approximately shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

Quorum and Vote Required

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections, EquiServe, L.P. (the "Inspector"), the Company's Transfer Agent. The Inspector will also determine whether or not a quorum is present. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. All proxies representing shares that are entitled to vote at the meeting, including abstentions and broker non-votes, will be counted toward establishing a quorum.

     Directors will be elected by a plurality vote. The seven nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of such vote.

     With respect to proposals two through five, the affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy at the Annual Meeting and entitled to vote will be required to approve such proposals. With respect proposals two through five, abstentions from voting will have the same effect as voting against such matter and broker non-votes, if any, will be disregarded and have no effect on the outcome of such vote.

     Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy card and return it in the enclosed self-addressed, prepaid envelope. All valid proxy cards received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares will be voted in accordance with that specification. If no specification is made, the shares will be voted FOR Proposals 1, 2, 3, and 4 and, in the proxy holders' discretion, as to other matters that may properly come before the Annual Meeting.

Revocability of Proxies

     You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company, John F. Runkel, Jr., at the Company's principal executive offices located at 3400 Central Expressway, Santa Clara, California 95051-0703, by 8:00 a.m., local time, on May , 2003. In addition, you may automatically change your proxy vote by voting in person at the Annual Meeting.

Solicitation

      Proxies are being solicited by and on behalf of the Company's Board of Directors. The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expense in forwarding solicitation material to such beneficial owners. The Company has retained MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016, to assist the Company in the solicitation of proxies for a fee of $ plus reimbursement of reasonable out-of-pocket expenses. In the event of any contested solicitation, the Company anticipates that expenses in excess of those normally paid would be $ . MacKenzie Partners will employ approximately people to solicit the Company's stockholders. In addition, directors, officers, and other employees of the Company may solicit proxies without additional compensation therefor. The methods by which MacKenzie Partners and the directors, officers and other employees of the Company may solicit proxies are by mail, telephone, telegram, facsimile, other electronic communication, or personal communications.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Nominees

     A board of seven directors is to be elected at the Annual Meeting. Currently the Board of Directors is comprised of the seven nominees. Unless otherwise instructed, the proxy holder will vote the proxies received for the Company's seven nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee designated by the current Board of Directors to fill the vacancy. The Company does not expect that any nominee listed below will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his or her successor has been elected and qualified.

     The names of the nominees, and certain information about them, are set forth below:

Elizabeth H. Davila                                          Director Since 1995

     Ms. Davila, 58, has served as Chairman of the Board of Directors since May 2001, President and Chief Executive Officer of the Company since February 2001, President and Chief Operating Officer from February 1999 to February 2001, Executive Vice President and Chief Operating Officer from May 1995 to March 1999, and as a director since December 1995. From 1977 to 1994, Ms. Davila held senior management positions with Syntex Corporation in its medical device, medical diagnostics, and pharmaceutical divisions. Ms. Davila serves on the Board of Directors of Nugen Technologies, Inc. She holds M.S. in Chemistry from the University of Notre Dame and an M.B.A. from Stanford University.

Laureen De Buono                                             Director Since 2003

     Ms. De Buono, 45, has been a director of the Company since March 2003. From September 2001 to March 2003, she served as Executive Vice President and Chief Financial Officer of Critical Path. She acted as a management and financial consultant from November 2000 to September 2001 for various public and private companies. From November 1999 to October 2000, she served as Chief Financial and Operating Officer of More.com. From June 1998 to October 1999, she served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of Resound Corporation. From 1992 to 1998, she held several executive and corporate level positions at Nellcor Puritan Bennett, and served as Division and Corporate Counsel of the Clorox Company from 1987 to 1992. Ms. De Buono currently serves as a director of INVIVO Corporation. She holds a J.D. from New York University, an M.A. from Stanford University, and a B.A. from Duke University.

Glendon E. French                                            Director Since 1995

     Mr. French, 69, has been a director of the Company since May 1995. He served as Chairman and Chief Executive Officer of Imagyn Medical, Inc. from February 1992 until his retirement as Chief Executive Officer in December 1994. He continued to serve as Chairman of Imagyn until April 1995. From 1989 until he joined Imagyn in February 1992, Mr. French was Chairman, Chief Executive Officer and a director of Applied Immune Sciences, Inc. From 1982 to 1988, Mr. French was President of the Health and Education Services Sector of ARA Services, Inc., and from 1972 to 1982, he was President of American Critical Care (formerly a division of American Hospital Supply Corp., now known as Dupont Critical Care).

John W. Galiardo                                             Director Since 1996

     Mr. Galiardo, 69, has been a director of the Company since May 1996. He served as Vice Chairman of the Board of Directors of Becton Dickinson & Company from 1994 until his retirement in December 1999. Prior to 1994, he served as Vice President and General Counsel of Becton Dickinson. Mr. Galiardo joined Becton Dickinson in 1977 and was responsible for the Law and Patent Departments, Medical Affairs, Corporate Regulatory and Quality Affairs, the Environment and Safety Departments, and Government, Investor, and Public Affairs. Prior to joining Becton Dickinson, Mr. Galiardo was Assistant General Counsel of E.R. Squibb & Sons, and before that he was associated with the law firm of Dewey, Ballantine, Bushby, Palmer & Wood in New York City. Mr. Galiardo is the past Chairman of the Health Industry Manufacturers Association. He serves on the Board of Directors of MedSource Technologies, Inc.

Jay T. Holmes                                                Director Since 1999

     Mr. Holmes, 60, has been a director of the Company since March 1999. He has been an attorney and business consultant since mid-1996. From 1981 until mid-1996, Mr. Holmes held several senior management positions at Bausch & Lomb Incorporated, the most recent being Executive Vice President and Chief Administrative Officer from 1995 to 1996 and Senior Vice President and Chief Administrative Officer from 1993 to 1995. From 1983 to 1993, Mr. Holmes was Senior Vice President, Corporate Affairs, and from 1981 to 1983 Vice President and General Counsel at Bausch & Lomb. Mr. Holmes was a member of the Board of Directors of Bausch & Lomb from 1986 until 1996. Mr. Holmes also serves on the Advisory Board of Directors of Rochester Energy Group.

Gary S. Petersmeyer                                          Director Since 2001

     Mr. Petersmeyer, 56, has been a director of the Company since December 2001. From October 2001 to January 2002, he acted as a consultant to Pherin Pharmacueticals Inc., where he previously served as President, Chief Operating Officer, and director from August 2000 to October 2001. From September 1999 to August 2000 he acted as a consultant to several companies, including Inamed Corp, which was acquired by Collagen Corporation. From 1997 to 1999, Mr. Petersmeyer served as President, Chief Executive Officer and director and from 1995 to 1997 as Chief Operating Officer and director of Collagen Aesthetics Inc and Collagen Corporation. From 1990 to 1995, Mr. Petersmeyer held several senior management positions at Syntex Corporation, including Vice President of Managed Health Care. Mr. Petersmeyer served as President, Chief Executive Officer, and director of Beta Phase Inc. from 1986 to 1990. From 1982 to 1986, Mr. Petersmeyer served as President of the Optics Division of CooperVision and as the General Manager of its Ophthalmic Products Division. From 1976 to 1982, Mr. Petersmeyer held a series of positions in corporate development, market research, and marketing for Syntex Corporation. Mr. Petersmeyer also serves as an advisor to Eunoe Corporation where he served as interim CEO in the fall of 2002, as an advisor to Roxro Pharmaceuticals Inc., and as Chairman of the Board for the Positive Coaching Alliance formed originally at Stanford University.

Richard B. Sayford                                           Director Since 1995

     Mr. Sayford, 72, has been a director of the Company since May 1995. He has been President of Strategic Enterprises, Inc., a private business consulting firm specializing in providing services to high technology and venture firms, since 1979. He is a founding investor of MCI Communications Co., and served as a member of the Board of Directors of MCI from 1980 until 1998. He is Chairman of the Board of Directors of HCA -- HealthOne, L.L.C. Mr. Sayford is former President of Amdahl International, Ltd. and Corporate Vice President of Amdahl Corporation and he previously held various management positions with IBM Corporation.

Vote Required and Board of Directors' Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN THIS PROXY STATEMENT. The seven nominees receiving the highest number of affirmative votes of the shares of Common Stock of the Company present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under Delaware law.

              FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Committees and Meetings

     The Board of Directors of the Company held seven meetings during 2002. All current directors and nominees attended greater than 75% of the meetings of the Board of Directors and committees upon which such director served. The Board of Directors has standing Audit, Compensation and Governance Committees.

     Audit Committee. From January 1, 2002 through December 31, 2002, the Audit Committee consisted of Directors Falberg, French (chair), Galiardo and Sayford. In March 2003, Director Falberg resigned her position as director and Director De Buono was appointed to replace her. The Audit Committee oversees engagement of the Company's independent auditors, reviews the arrangements for and scope of the audit by the Company's independent auditors, and reviews and evaluates the Company's accounting practices and its systems of internal accounting controls. The Audit Committee held five meetings during 2002. The Company's Board of Directors has adopted a charter for the Audit Committee, and this charter is set forth as Appendix B hereto. The Company believes that all of the members of the Audit Committee qualify as independent directors under the listing standards of the New York Stock Exchange.

     Compensation Committee. The Compensation Committee of the Board of Directors is composed entirely of non-employee directors. From January 1, 2002 through June 30, 2002, the Compensation Committee was comprised of Directors French, Holmes, Petersmeyer and Sayford (chair). On July 1, 2002, Directors Falberg and Galiardo joined the Compensation Committee. In March 2003, Director Falberg resigned her position as director and Director De Buono was appointed to replace her. The Compensation Committee sets the compensation of the Company's executive officers, including salary and bonuses, and administers the Company's stock option plans. The Compensation Committee held five meetings during 2002. The Company's Board of Directors has adopted a charter for the Compensation Committee, and this charter is set forth as Appendix C hereto.

      Governance Committee. From January 1, 2002 through June 30, 2002, the Governance Committee was comprised of Directors Falberg, Galiardo (chair/lead director), Holmes and Petersmeyer. On July 1, 2002, Directors French and Sayford joined the Governance Committee. In March 2003, Director Falberg resigned her position as director and Director De Buono was appointed to replace her. The Governance Committee considers and reports on all matters relating to corporate governance, including the nomination and duties of members of the Board, and recommendations regarding good corporate practices and ethics. The Governance Committee held five meetings during 2002. The Company's Board of Directors has adopted a charter for the Governance Committee, and this charter is set forth as Appendix D hereto. The Company's Board of Directors has also adopted Governance Principles. These Governance Principles are set forth as Appendix E hereto. Any stockholder desiring to submit a candidate for consideration by the Governance Committee with respect to director nominations for the Company's 2004 Annual Meeting should send the name and background information of such proposed candidate to the Office of the Secretary at 3400 Central Expressway, Santa Clara, California 95051-0703.

Director Compensation

      The annual retainer for non-employee directors ($20,000), fees for each Board of Directors meeting the non-employee director attended ($2,000), and fees for attendance at a Board of Directors meeting by telephone ($250) and for each Committee meeting attended ($500) remained the same in 2002 as the fees paid in 2001. In December 2002, the Board of Directors approved an increase in the annual retainer for the year 2003 from $20,000 to $30,000. The compensation for any non-employee chairperson of each Committee continued at the same rate ($750) as the rate paid in 2001. Non-employee directors receive automatic annual grants of options to purchase 6,000 shares of the Company's Common Stock. Non-employee directors also receive a one-time grant of options to purchase 45,000 shares of the Company's Common Stock upon initial election to the Board of Directors. In addition, non-employee directors are reimbursed for out-of-pocket travel expenses associated with their attendance at Board of Directors and Committee meetings. Certain aspects of this compensation will change if the Company's stockholders approve Proposal 2. For further information regarding these changes, please see the discussion regarding Proposal 2 at page 16 of this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of reporting forms furnished to the Company or written representations from certain Reporting Persons that no annual forms were required, the Company believes that, except for a Section 16(a) form relating to the purchase of the Company's Common Stock that was filed late for Donald L. Fagen, all filing requirements were complied with during 2002.

Compensation Committee Interlocks and Insider Participation

     The Company's Compensation Committee currently consists of Directors De Buono, French, Galiardo, Holmes, Petersmeyer and Sayford, none of whom are employed by the Company. There were no compensation committee interlocks or other relationships during 2002 between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Certain Relationships and Related Transactions

     On April 3, 2002, Director Petersmeyer entered into a Consulting Agreement with the Company to assist in the development of consumer marketing strategies. Pursuant to the Consulting Agreement, Director Petersmeyer was compensated at the rate of $1,250 per day up to a maximum of $15,000 per month, plus reasonable expenses. Director Petersmeyer's consulting arrangement with the Company concluded in February 2003.

                             EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

     Compensation Philosophy. The goals of the Company's compensation program are to provide a strong and direct link between the Company's financial performance and executive pay. The Company aligns management compensation with business objectives and stockholder interests by setting performance measures and objectives, and tying those objectives to a cash bonus plan and the use of stock-based incentives. The Committee retains the services of an independent compensation consulting firm to provide appropriate market survey data as well as to make specific recommendations to the Committee with respect to base salaries, cash bonuses, and stock incentive awards. The Committee retained this consulting firm because of the firm's expertise in evaluating and assessing compensation requirements in the Company's geographic region for attracting and retaining high caliber candidates for executive management positions.

     Other key elements of the Company's compensation philosophy include establishing compensation programs that provide competitive pay systems to help the Company attract, retain and motivate its executive management. The Company positions its executive base salaries at the mid-point of survey data, and in years in which bonuses are earned, total cash compensation is targeted to be above the average survey data. The decision to grant bonuses or additional stock incentive awards is keyed to achievement of the annual business plan for Company-wide goals and individual performance.

     Compliance With Internal Revenue Code Section 162(m). The Company is subject to Section 162(m) of the Internal Revenue Code adopted in 1993, which limits the deductibility of certain compensation payments to its executive officers. The Company does not have a policy requiring the Committee to qualify all compensation for deductibility under this provision. The Committee's current view is that any non-deductible amounts will be immaterial to the Company's financial or tax position, and that the Company derives substantial benefits from the flexibility provided by the current system, in which the selection and quantification of performance targets are modified from year to year to reflect changing conditions. However, the Committee takes into account the net cost to the Company in making all compensation decisions and will continue to evaluate the impact of this provision on its compensation programs.

     2002 Executive Compensation Program. In 2002, the Company's executive compensation program integrated the following components: base salary, cash bonuses and stock option grants. The Committee reviews each component of executive compensation annually. As an executive's level of responsibility increases, a greater portion of his or her potential total compensation is based on performance incentives and less on salary and employee benefits, causing potentially greater variability in the individual's absolute compensation level from year to year.

     Base Salary. The Committee establishes annual base salary levels for executives based on competitive survey data, level of experience, position and responsibility, the prior year's corporate performance and individual recommendations of executive management.

     Incentive Compensation Plan. The Committee has approved a performance-based executive compensation plan (the "Incentive Compensation Plan"). The Committee awarded bonuses for 2002 using the criteria as set forth in that plan. The total pool of monies available for bonuses was set based on the Committee's assessment of 2002 performance. After reviewing the Company's 2002 performance, the executives' individual performance and information provided by the independent compensation consulting firm, the Committee approved grants of bonuses for the executive officers.

     Stock Awards. For 2002, the Committee approved stock option awards for the executive officers, including the Named Officers (as defined below). These awards were made in recognition of the performance of the Company and the contributions made by the officers in achieving this level of performance.

     2002 Chief Executive Officer Compensation. Ms. Davila, in her capacity as Chief Executive Officer, participated in the same compensation programs as the other Named Officers. The Committee has targeted Ms. Davila's total compensation, including compensation derived from the Incentive Compensation Plan and the stock option plan, at a level it believes is competitive with the average amount paid by the Company's competitors and companies with which the Company competes for executive talent. Ms. Davila's salary was increased to $420,000 for 2002. Ms. Davila received an Incentive Compensation Plan award in recognition of the achievements of the Company during 2002 and of her contributions to those achievements.

                     Submitted by the Compensation Committee
                      of the Company's Board of Directors:



                                Glendon E. French
                                John W. Galiardo
                                  Jay T. Holmes
                               Gary S. Petersmeyer
                               Richard B. Sayford



Compensation of Named Executives

     Summary Compensation Table. The following table summarizes the total compensation earned by or paid to the Chief Executive Officer and the four other most highly compensated executive officers having total cash compensation for 2002 in excess of $100,000 (collectively, the "Named Officers") for services rendered to the Company during each of the last three fiscal years.

                                                                                             Long-Term
                                                                                           Compensation
                                                                                              Awards
                                                                      Annual                 Number of
                                                                   Compensation               Shares            All Other

      Name and Principal Position                  Year       Salary(1)    Bonus(2)     Underlying Options   Compensation(3)
      Elizabeth H. Davila........................   2002      $420,000     $336,000            225,000           $9,456
        Chairman of the Board, President and        2001       390,000      175,000          1,025,000            7,923
        Chief Executive Officer                     2000       300,000       60,000            100,000            7,923
      Timothy R. Maier...........................   2002       250,000      125,000             62,500            9,385
        Executive Vice President and                2001       240,000       80,000             60,000            7,234
        Chief Financial Officer                     2000       215,000       43,000             50,000            7,203
      Douglas H. Post............................   2002       250,000      125,000             62,500            9,385
        Executive Vice President, Operations        2001       240,000       80,000             90,000            7,234
                                                    2000       195,000       39,000             30,000            6,912
      John F. Runkel, Jr.........................   2002       250,000      100,000             30,000            9,385
        Vice President, General Counsel             2001       213,000      160,000(4)          60,000            6,873
        and Corporate Secretary                     2000           N/A          N/A                N/A              N/A
      Carol F.H. Harner..........................   2002       218,000       88,000             30,000            9,289
        Vice President, Research                    2001       210,000       55,600             40,000            7,923
        and Development                             2000       195,000       39,000             30,000            7,915
----------

(1) No compensation is paid to officers of the Company for services rendered as directors.

(2) Includes bonuses earned in the designated year but paid the following year.

(3) Represents premiums paid by the Company for Group Term Life Insurance and, for fiscal year 2000, the Company's contribution of $6,375 under its 401(k) Plan matching program; for fiscal year 2001, the Company's contribution of $6,375 under its 401(k) Plan matching program; and, for fiscal year 2002, the Company's contribution of $7,500 under its 401(k) Plan matching program.

(4)   Includes signing bonus paid in 2001.

     Option Grants in Last Fiscal Year. The table below provides details regarding stock options granted to the Named Officers in 2002, and the potential realizable value of those options. The values do not take into account risk factors such as non-transferability and limits on exercisability. In assessing these values it should be kept in mind that no matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will depend on the market value of the Company's stock at a future date.


                                                  Percent of      Market
                                    Number of        Total         Price
                                     Shares         Options       on the
                                   Underlying     Granted to      Date of      Exercise    Expiration   Grant Date
                                     Options     Employees in      Grant         Price       Date         Present
Name                               Granted(1)     Fiscal Year                  per Share                 Value(2)

Elizabeth H. Davila...................225,000            18%      $15.14        $15.14      02/12/12    $2,067,889.70
Timothy R. Maier.......................62,500             5%       15.14         15.14      02/12/12       574,415.01
Douglas H. Post........................62,500             5%       15.14         15.14      02/12/12       574,415.02
John F. Runkel, Jr.....................30,000           2.4%       15.14         15.14      02/12/12       275,718.63
Carol F.H. Harner......................30,000           2.4%       15.14         15.14      02/12/12       275,718.63
----------

(1) Options granted in 2002 have a ten-year term and vest 25% on the first anniversary of the grant date, and ratably thereafter at the rate of 1/48 of the total grant per month for three years. The exercisability of the options is automatically accelerated upon a change in control of the Company.

(2) The fair value of each stock option is estimated on the date of grant using the Black-Scholes option pricing model in accordance with Statement of Financial Accounting Standards No. 123. The following weighted average assumptions were used to value stock options granted in 2002: risk-free interest rate of 3.6%, expected volatility of 75%, no expected dividends, and an expected life of 1.38 years beyond the vesting date for each year's vesting increment of an option.


     Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table provides information with respect to option exercises in 2002 by the Named Officers and the value of such officers' unexercised options as of December 31, 2002. The values for "in-the-money" options represent the spread between the exercise price of any such existing stock options and the year-end price of Common Stock.

                                                                      Number of Shares            Value of Unexercised
                                       Shares                      Underlying Unexercised        In-the-Money Options at
                                     Acquired on      Value      Options at Fiscal Year-End        Fiscal Year-End(2)
Name                                  Exercise     Realized(1)    Exercisable   Unexercisable   Exercisable   Unexercisable

Elizabeth H. Davila............             --              --    1,170,732         809,376     $1,462,705           --
Timothy R. Maier...............             --              --      539,982         109,584        945,821           --
Douglas H. Post................             --              --      155,416         118,543        204,367           --
John F. Runkel, Jr.............             --              --     28,750            61,250            -0-           --
Carol F.H. Harner..............             --              --      112,664          60,417         93,200           --
----------

(1) Market value of underlying shares at the exercise date minus the exercise price.

(2) Value of unexercised options is based on the price of the last reported sale of the Company's Common Stock on the New York Stock Exchange of $9.58 per share on December 31, 2002 (the last trading day for fiscal 2002), minus the exercise price.


Employment Arrangements and Change of Control Severance Agreements

      The Company has entered into Change of Control Severance Agreements (the "Severance Agreements") with each of the Named Officers. The Severance Agreements provide, among other things, that if the Named Officer's employment is terminated other than for cause within two years after a change of control of the Company, the Named Officer is entitled to receive a lump sum severance payment equal to three times the Named Officer's annual base salary and bonus. In addition, pursuant to the terms of the documents governing the grants of options under the Company's option plans, all outstanding unvested options as of the date of a change of control, including options held by the Named Officers, become fully vested and exercisable upon the occurrence of a change of control.

                                PERFORMANCE GRAPH


     The SEC requires the Company to include in this Proxy Statement a line-graph presentation comparing cumulative, five-year stockholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The following graph assumes that $100 was invested on December 31, 1997 (the last trading day of that year) in the Company's Common Stock and each of the comparative markets, and that all dividends were reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.

     The following graph compares the performance of the Company's Common Stock with the performance of the Standard & Poor's Health Care Equipment Index (previously known as the Standard & Poor's Biotechnical and Medical Products Group Index) and the New York Stock Exchange (U.S. Composite) Index. The Company's stock began trading on the New York Stock Exchange on September 7, 2000.

                              [LINE GRAPH OMITTED]

-------------------------------------------------------------------------------------------------------------------------------
Total Return Analysis
                                         12/31/1997     12/31/1998    12/31/1999     12/31/2000    12/31/2001     12/31/2002
-------------------------------------------------------------------------------------------------------------------------------
VISX, Inc.                              $    100.00     $    395.30    $    935.80       $  188.79     $   239.60     $  173.16
-------------------------------------------------------------------------------------------------------------------------------
S&P Health Care Equipment Index         $    100.00     $    144.12    $    228.77       $  330.00        311.60         312.18
-------------------------------------------------------------------------------------------------------------------------------
NYSE Composite                          $    100.00     $    118.53    $    131.51       $  134.95        121.17         97.15
-------------------------------------------------------------------------------------------------------------------------------

Source: CTA Public Relations www.ctapr.com (303) 665-4200. Data from BRIDGE Information Systems, Inc.

Due to the reconfiguration of all S&P Indices in January 2002, the S&P Biotechnical and Medical Products Group Index is now called the S&P Health Care Equipment Index.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of April 1, 2003 by (1) each person known to the Company to own more than 5% of the issued and outstanding Common Stock, (2) each of the Company's directors, (3) each of the Named Officers, and (4) all directors, nominees and officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                                              Common       Approximate
                                                                                               Stock         Percent
                                                                                           Beneficially   Beneficially
            Beneficial Owner                                                                   Owned          Owned

            Carl C. Icahn.............................................................     6,020,005(1)      11.67%
              c/o Icahn Associates Corp.
              767 Fifth Avenue
              47th Floor
              New York, New York 10153
            Waddell & Reed Investment Management Company..............................     4,719,300(2)        9.2%
              6300 Lamar Avenue
              Overland Park, Kansas 66202
            Royce & Associates, LLC...................................................     4,089,000(3)       7.93%
              1414 Avenue of the Americas
              New York, New York 10019
            Elizabeth H. Davila.......................................................     1,389,376(4)       2.71%

            Laureen De Buono..........................................................            -0-            NA
            Glendon E. French.........................................................        45,000(5)           +
            John W. Galiardo..........................................................        75,000(6)           +
            Carol F.H. Harner.........................................................       136,652(7)           +
            Jay T. Holmes.............................................................        97,480(8)           +
            Timothy R. Maier..........................................................       601,178(9)           +
            Gary S. Petersmeyer.......................................................        18,437(10)          +
            Douglas H. Post...........................................................       200,218(11)          +
            John F. Runkel, Jr........................................................        45,688(12)          +
            Richard B. Sayford........................................................        73,800(13)          +
            All directors and officers as a group (16 persons)........................     3,119,633(14)      6.08%

----------

+ Represents less than 1% of the Company's outstanding Common Stock.

(1) As reported on Amendment No. 10 to the Schedule 13D filed with the SEC on December 2, 2002. The persons covered by the Schedule 13D are High River Limited Partnership ("High River"), Barberry Corp. ("Barberry"), Carl C. Icahn ("Icahn") and Gail Golden ("Golden"). High River reported sole voting power and sole dispositive power with respect to 3,245,505 shares. Barberry has sole voting power and sole dispositive power with respect to 2,774,500 shares and shared voting power and shared dispositive power with respect to 3,245,505 shares. Icahn has shared voting power and shared dispositive power with respect to 6,020,005 shares. Golden has sole voting power and sole dispositive power with respect to 1,800 shares.

(2) As reported on the Schedule 13G filed with the SEC on or about February 14, 2003. Waddell & Reed Investment Management Company reported sole voting power and sole dispositive power with respect to 4,719,300 shares.

(3) As reported on the Schedule 13G filed with the SEC on or about February 6, 2003. Royce & Associates, LLC reported sole voting power and sole dispositive power with respect to 4,089,900 shares.

(4) Ms. Davila's total includes options to purchase 1,358,231 shares that will be exercisable by May 31, 2003.

(5) Mr. French's total includes options to purchase 45,000 shares that will be exercisable by May 31, 2003.

(6) Mr. Galiardo's total includes options to purchase 71,000 shares that will be exercisable by May 31, 2003.

(7) Dr. Harner's total includes options to purchase 129,329 shares that will be exercisable by May 31, 2003.

(8) Mr. Holmes' total includes options to purchase 94,000 shares that will be exercisable by May 31, 2003.

(9) Mr. Maier's total includes options to purchase 570,971 shares that will be exercisable by May 31, 2003.

(10) Mr. Petersmeyer's total includes options to purchase 15,937 shares that will be exercisable by May 31, 2003.

(11) Mr. Post's total includes options to purchase 187,445 shares that will be exercisable by May 31, 2003.

(12) Mr. Runkel's total includes options to purchase 44,375 shares that will be exercisable by May 31, 2003.

(13) Mr. Sayford's total includes options to purchase 73,000 shares that will be exercisable by May 31, 2003.

(14) The total includes options to purchase an aggregate of 2,995,413 shares held by non-employee directors and officers that will be exercisable by May 31, 2003.


                      EQUITY COMPENSATION PLAN INFORMATION

     The following table gives information about the Company's common stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of December 31, 2002.

                                                      (a)                        (b)                        (c)

                                                                                                   Number of securities
                                                                                                 remaining available for
                                                                                                  future issuance under
                                            Number of securities to       Weighted average         equity compensation
                                            be issued upon exercise       exercise price of          plans (excluding
                                            of outstanding options,     outstanding options,     securities reflected in
Plan Category                                 warrants and rights        warrants and rights            column(a))
--------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by
   security holders(1).................             7,195,596                   $18.82                   1,094,125

Equity compensation plans not approved by
   security holders(2).................             1,182,361                   $15.18                   1,817,639

     Total(3)..........................             8,377,957                   $18.30                   2,911,764
--------------------------------------------------------------------------------------------------------------------------

----------

(1)   These plans include the 1995 Director Option Plan and 2000 Stock Plan.

(2) The 2001 Nonstatutory Stock Option Plan (the "2001 Stock Plan ") was adopted by the Company's Board of Directors on January 23, 2001. The 2001 Stock Plan permits the grant of nonstatutory stock options to employees and consultants who are not officers of the Company. The Board of Directors, or a committee appointed by the Board of Directors, administers the 2001 Stock Plan. The Board of Directors may amend or terminate the 2001 Stock Plan at any time, but any such action may not adversely affect any option then outstanding under the 2001 Stock Plan without the consent of the holder of the option. The 2001 Stock Plan will terminate on January 23, 2011, unless earlier terminated as described above.

 (3) Included in these amounts are stock options that remain outstanding and that were granted under five terminated stock option plans.

                                 PROPOSAL NO. 2

                     AMENDMENTS TO 1995 DIRECTOR OPTION PLAN

General

     The Visx, Incorporated 1995 Director Option Plan (the "1995 Director Plan") currently provides for the automatic grant of nonstatutory stock options to non-employee directors of the Company. A total of one million shares of the Company's Common Stock are reserved for issuance under the 1995 Director Plan. As of March 18, 2003, a total of 535,000 shares of Common Stock remained available for future grant.

Proposal

     The Board of Directors considered current trends in non-employee director compensation that are intended to foster increased non-employee director independence. The Board of Directors also considered appropriate ranges of non-employee director compensation compared to the Company's peer group of companies. Following this consideration, the Board of Directors adopted, subject to stockholder approval of this proposal, an amendment to the 1995 Director Plan to:

      o Reduce the number of shares under the 1995 Director Plan from 1,000,000 to 775,000, thereby decreasing the number of shares currently available for the issuance of awards to 310,000,

      o provide that upon leaving the Board of Directors after five full terms of Board of Directors membership and attaining age 62 or after ten full terms of Board of Directors membership, retiring Board of Directors members shall have up to five years (or if less, the original term of their option) to exercise 1995 Director Plan options,

      o decrease the initial option grant for new non-employee directors by 20,000 shares, from 45,000 shares to 25,000 shares and increase the annual option grant for incumbent directors by 4,000 shares, from 6,000 to 10,000 shares,

      o change the vesting schedule for new grants from four year (1/4th after one year, 1/48th of the originally covered shares each month thereafter) to three year vesting (1/3 on each anniversary of the grant date) for initial grants and to immediate vesting for annual grants,

      o provide non-employee directors with the choice to convert their annual retainer into options or deferred phantom stock,

      o Rename the 1995 Director Plan the "1995 Director Option and Stock Deferral Plan," and

      o prohibit option repricings or exchanges unless stockholder approval is obtained.

Summary of the 1995 Director Plan

     The following summary of the 1995 Director Plan as amended and restated (subject to stockholder approval of this proposal) is qualified in its entirety by the specific language of the 1995 Director Plan, a copy of which is attached as Appendix F to this Proxy Statement.

     Purpose. The Company's Board of Directors adopted the 1995 Director Plan to attract and retain the best available personnel for service as non-employee directors, to provide additional incentive to such non-employee directors, and to encourage their continued service on the Board of Directors.

     Shares reserved for issuance under the Plan. The number of shares reserved for issuance under the 1995 Director Plan is currently 1,000,000 shares. If this proposal is approved, 225,000 of these currently approved shares will be removed from the 1995 Director Plan. This will have the effect of reducing to 310,000 the number of shares available for the issuance of awards under the 1995 Director Plan. The shares issuable under the 1995 Director Plan may be authorized but unissued or reacquired shares. The Company will adjust the number of shares available for grant under the 1995 Director Plan (and any outstanding options) as appropriate to reflect any stock splits, stock dividends, recapitalizations or other changes to the Company's capital structure.

     Plan Administration. The Company's 1995 Director Plan is administered by the Board of Directors or a committee appointed by the Board of Directors. The interpretation and construction of any provision of the 1995 Director Plan by the Board of Directors is final and conclusive. The 1995 Director Plan prohibits the Board of Directors from repricing stock options, including by means of exchange, unless stockholder approval is obtained.

     Eligibility. Only members of the Board of Directors who are not employees are eligible to participate in the 1995 Director Plan.

     Description of Initial and Subsequent Options. The 1995 Director Plan provides for the grant of nonstatutory stock options to the Company's non-employee directors. The 1995 Director Plan provides that each new director who joins the Board of Directors on or after the date of the annual stockholder meeting in 2003 (if this proposal is approved at such meeting) shall be granted an initial option to purchase 25,000 shares of the Company's Common Stock on the date on which such person first becomes an eligible director (an "Initial Option"). Commencing with the annual stockholder meeting in 2003 (if this proposal is approved at such meeting), each eligible director who is re-elected on the date of the annual stockholder meeting shall be granted an option to purchase 10,000 additional shares of Common Stock on August 1 of each year if, on such date, the eligible director shall have served on the Company's Board of Directors for at least six months (a "Subsequent Option"). All options are granted with an exercise price equal to the fair market value of the Company's common stock on the date of grant.

     Initial Options vest as to 1/3 of the covered shares on each anniversary of the date of grant, subject to the Board of Directors member remaining on the Board of Directors. Subsequent Options are 100% vested on the date of grant.

     Following termination of service with the Board of Directors, former non-employee directors have 3 months to exercise their vested options. The post-termination exercise period extends to 12 months if the termination of service with the Board of Directors is due to the non-employee director's death or disability. However, if the non-employee director terminates service with the Board of Directors following either 10 full terms of such service or 5 full terms of such service and attaining age 62, the post-termination exercise period is extended to 5 years (but never more than the original term of the option).

     Description of Election to Receive Annual Retainer in Stock Options or Deferred Phantom Stock. Prior to each annual stockholders meeting, non-employee directors may make an irrevocable election to receive half or all of their annual cash retainer for the upcoming year in the form of stock options or deferred phantom stock (e.g., a non-employee director may elect to receive half of his or her retainer in stock options and half in deferred phantom stock).

     On the date of the first Board of Directors meeting of each quarter, a non-employee director who irrevocably elects to receive stock options in lieu of his or her cash annual retainer will be granted an option covering a number of shares of Common Stock with a total fair market value equal to 3 multiplied by the amount that would otherwise have been paid to the non-employee director. Apart from the number of shares subject to the options, retainer option grants will have the same terms as Subsequent Options, including 100% vesting on the date of grant.

     A non-employee director who irrevocably elects to receive deferred phantom stock in lieu of his or her cash annual retainer will have phantom stock credited to his or her account on the date of the first meeting of the Board of Directors of each quarter. The number of phantom shares credited to the non-employee director's account will be equal to the amount that otherwise would have been paid to the non-employee director divided by the fair market value of a share of the Company's Common Stock on such date. Distributions of these accounts will be made upon termination of a non-employee director's service in the form of the Company's Common Stock and in accordance with the election agreement made by the non-employee director. However, if a non-employee director's account has a value of less than $25,000, then the account will be distributed in a lump-sum following such non-employee director's termination of service with the Board of Directors.

     Effect of Dissolution or Liquidation. In the event of the Company's proposed dissolution or liquidation, all outstanding options under the 1995 Director Plan will automatically terminate immediately prior to the consummation of the dissolution or liquidation.

     Effect of Merger or Asset Sale. If there is a proposed sale of all or substantially all of the Company's assets, or a merger with or into another corporation, the successor corporation (or a parent or subsidiary of the successor corporation) may assume or substitute each outstanding option under the 1995 Director Plan. In the event that the successor corporation does not agree to assume or substitute such outstanding options, the options will become fully vested and exercisable.

     Effect of a Change of Control. In the event of a change of control, each outstanding option under the 1995 Director Plan will become fully vested and exercisable.

     Termination and Amendment. The Board of Directors may amend or terminate the 1995 Director Plan at any time, provided that the Board of Directors may not amend the 1995 Plan to permit the repricing of any option without stockholder approval or in any manner that impairs the rights of the holder of an outstanding option or deferred phantom stock unit.

                      U.S. FEDERAL INCOME TAX CONSEQUENCES

     Nonstatutory Stock Options. An optionee generally does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee generally recognizes taxable income equal to the excess of the then fair market value of the shares over the exercise price. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Deferred Phantom Stock. Upon distribution, a non-employee director will have ordinary income equal to the value of Common Stock distributed to him or her. The Company should generally be able to take a corresponding federal income tax deduction when a participant recognizes such income.

     The foregoing is only a summary of the effect of federal income taxation upon participants and the Company with respect to the grant and exercise of options under the 1995 Director Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not purport to be complete, and does not discuss the tax consequences of the non-employee director's death or the provisions of the income tax laws of any municipality, state or foreign country in which the non-employee director may reside.

                     PARTICIPATION IN THE 1995 DIRECTOR PLAN

     The extent of option grants and deferred phantom stock crediting under the 1995 Director Plan to non-employee directors depends on whether this proposal is approved and the extent to which non-employee directors elect to receive stock options or deferred phantom stock in lieu of their annual cash retainer. The following table sets forth information with respect to the grant of options to the Company's non-employee directors during fiscal 2002 pursuant to the 1995 Director Plan. The closing price of one share of the Company's Common Stock on the New York Stock Exchange as of April 3, 2003 was $11.46.

                                                                          Number of
                                                                         Securities
                                                                         Underlying     Exercise Price
           Name of Individual and Position                                 Options       ($ per Share)
Glendon E. French........................................                   6,000           16.12
John W. Galiardo..........................................                  6,000           16.12
Jay T. Holmes.............................................                  6,000           16.12
Richard B. Sayford.......................................                   6,000           16.12
All non-employee directors as a group..............                        24,000           16.12(1)
   (4 persons)

(1) Represents a weighted average per share exercise or purchase price.

Vote Required and Board of Directors' Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 2. The affirmative vote of a majority of the shares of Common Stock of the Company represented in person or represented by proxy at the Annual Meeting and entitled to vote with respect to this proposal will be required to approve the amendment to the 1995 Director Option Plan.

                                 PROPOSAL NO. 3

                          AMENDMENTS TO 2000 STOCK PLAN

General

     The Visx, Incorporated 2000 Stock Plan (the "2000 Stock Plan") provides for the grant of incentive stock options (within the meaning of Section 422 of the Code) and nonstatutory stock options. A total of three million shares of the Company's Common Stock are reserved for issuance under the 2000 Stock Plan (the "Plan Shares"). As of March 31, 2003, a total of 7,253 Plan Shares remained available for future grant.

Proposal

     The Board of Directors adopted, subject to stockholder approval, an amendment to the 2000 Stock Plan to:

     o increase the Plan Shares by 2,500,000 shares (and decrease the number of shares under the Company's 2001 Nonstatutory Stock Option Plan by approximately 1,300,000 shares),

     o permit the award of stock appreciation rights ("SARs") and restricted stock awards; provided that no more than 10% of the Plan Shares may be granted pursuant to discount stock options or SARs and no more than 10% of the Plan Shares may be granted pursuant to restricted stock awards, and

     o prohibit option, SAR or restricted stock repricings or exchanges unless stockholder approval is obtained.

     If this proposal is approved, any remaining shares in respect of which awards are available for issuance under the Company's 2001 Nonstatutory Stock Option Plan shall be automatically removed from (and no further shares shall be added to) that plan. As of March 31, 2003, a total of 1,288,669 shares remained issuable in respect of which awards are available under the Company's 2001 Nonstatutory Stock Option Plan.

     Restricted Stock Awards and SARs. The Company believes that its future success and its ability to remain competitive depends on its continuing to recruit, retain and motivate highly skilled management, sales, marketing and engineering personnel. Competition for these people in the technology industries is intense. Traditionally, a key to the Company's method of attracting and retaining top caliber employees has been its equity-based compensation programs, including the grant of stock options under its 2000 Stock Plan. Allowing employees to participate in owning shares of the Company's Common Stock helps align the objectives of the Company's stockholders and employees, and is important in attracting, motivating and retaining the highly skilled personnel that are essential to its success.

     Given the Company's continuing desire to remain competitive in the labor market, the Company's Board of Directors has determined that its 2000 Stock Plan should provide for equity-based awards that will continue to align stockholder and employee interests but will be less sensitive to changes in its stock price. Because restricted stock awards and discount SARs will continue to have value even if the Company's stock price declines, the Company's Board of Directors believes that such awards will provide it with an effective incentive to attract and retain employees in a period of market volatility. However, in order to address anticipated concerns of the Company's institutional investors related to discount awards, the amended plan would limit such awards to no more than 10% of the shares available for issuance on the date of obtaining shareholder approval as discount restricted stock awards and no more than 10% of the shares available for issuance on the date of obtaining shareholder approval as discount stock options or SARs. Please note that the 2000 Stock Plan as currently in effect contains no limitation on the number of shares that may be granted subject to discount stock options.

     The Company is also aware that the Financial Accounting Standards Board ("FASB") is considering various proposals that would change the way companies are required to account for the grant of stock options. Under current accounting rules, companies are generally not required to record any expense in connection with the grant of a stock option to an employee so long as its exercise price is equal to the fair market value of the underlying stock on the date of grant. Under the proposals being considered by FASB, the value of an option would generally be calculated and "expensed," or charged against earnings, in the quarter in which the option was granted. This less favorable accounting treatment, if required, may reduce the attractiveness to the Company of traditional stock options relative to other forms of equity compensation, including discount restricted stock awards, SARs and options.

     Moreover, granting SARs and restricted stock awards may be more economical from a stockholder dilution standpoint than granting options and will provide the Company with more flexibility to structure performance-based awards.

Summary of the 2000 Stock Plan

     The following summary of the 2000 Stock Plan as amended and restated (subject to stockholder approval of this proposal) is qualified in its entirety by the specific language of 2000 Stock Plan, a copy of which is attached as Appendix G to this Proxy Statement.

     Purpose. The Company's Board of Directors adopted the 2000 Stock Plan to enable its employees, consultants and members of its Board of Directors to own shares and take advantage of the tax benefits allowed to employer stock plans under the Code.

     Shares reserved for issuance under the Plan. The number of shares of Common Stock reserved for issuance under the 2000 Stock Plan is currently 3,000,000 shares. If this proposal is approved, an additional 2,500,000 shares will become available for issuance under the 2000 Stock Plan. The shares issuable under the 2000 Stock Plan may be authorized but unissued or reacquired shares. The Company will adjust the number of shares available for grant under the 2000 Stock Plan (and any outstanding options and the per-person numerical limits on options and SARs) as appropriate to reflect any stock splits, stock dividends, recapitalizations or other changes to its capital structure. In the event that any award, or any shares subject to an award, under the 2000 Stock Plan become unexercisable or is forfeited, the shares so forfeited would become available for future grants under the 2000 Stock Plan.

     No single participant may receive options or SARs with exercise prices equal to at least 100% of fair market value on the date of grant that cover more than a total of 500,000 shares during any fiscal year, except that the Administrator may grant a participant, in connection with his or her initial service, fair market value options or SARs to purchase up to an additional 500,000 shares.

     Plan Administration. The Board of Directors or a committee appointed by the Board of Directors administers the 2000 Stock Plan (the "Administrator"). The Administrator has final authority to interpret any provision of the 2000 Stock Plan or any grant made under the 2000 Stock Plan.

     Eligibility. Employees, consultants and members of the Board of Directors, as well as the employees and consultants of the Company's parent or subsidiaries, are eligible to receive nonstatutory stock options, restricted stock awards and SARs. Only employees of the Company or any parent or subsidiary are eligible to receive incentive stock options. The Administrator selects the employees, consultants and Board of Directors members who receive awards under the 2000 Stock Plan.

     Description of Options. The Administrator has discretion to determine the terms of each option granted pursuant to the 2000 Stock Plan, including the number of shares subject to the option and the vesting schedule, exercise price and expiration of such option. The exercise price for nonstatutory stock options may be less than the fair market value of the shares on the date of grant, and there is currently no limit as to how many Plan Shares may be granted as discount nonstatutory stock options. Incentive stock options may not have an exercise prices that is less than the fair market value of the shares on the date of grant. The Administrator will determine the fair market value as provided in the 2000 Stock Plan, but fair market value generally is the closing sale price of a share of Common Stock on the applicable grant date. Each option is exercisable at the time or times and under the restrictions and conditions, including method of payment, that the Administrator determines in its discretion. The Administrator determines all expiration provisions that apply to options. In the case of an incentive stock option, the term may not exceed ten years from the date of grant.

     Upon the termination of an optionholder's employment, consulting or service with the Board of Directors, he or she may exercise his or her option to the extent it was exercisable at the date of termination for a period of time the Administrator determines, but in no event after the expiration of the original term of the option. In the case of an incentive stock option, the period for exercise following termination may not exceed 90 days (or one year if the termination is the result of death or disability). An employment, consulting or Board of Directors member relationship will not be considered terminated in the event of certain leaves of absence or transfers between the Company's affiliated entities and the Company. In addition, if an employee's status with the Company changes from employee to consultant or Board of Directors member, any unexercised incentive stock option held automatically converts to an nonstatutory stock option on the 91st day after the change of status.

     Description of Restricted Stock Awards. The Administrator will have the discretion to grant restricted stock awards to any participant in the 2000 Stock Plan. The Administrator will determine the terms and conditions of each restricted stock award, including the number of shares subject to such award and the vesting and forfeiture provisions of such award. The grant or vesting of a restricted stock award may be subject to the attainment of performance-based milestones, as determined by the Administrator.

     Description of Stock Appreciation Rights. The Administrator will have the discretion to grant SARs to any participant in the 2000 Stock Plan. The Administrator will determine the terms and conditions of each SAR, including the number of shares subject to the SAR, the exercise price, conditions to exercise and expiration provisions of such SAR. Upon exercise of a SAR, the Company may pay the participant in either cash or in shares of Common Stock. The exercise of a SAR, whether paid in cash or stock, will result in the net amount distributed (or, in the event of a cash payout, its share equivalent) being reduced from the number of shares thereafter issuable under the 2000 Stock Plan.

     Term of Plan.  The Plan is scheduled to expire in 2010.

     Effect of Dissolution or Liquidation. In the event of a proposed dissolution or liquidation, all outstanding options and SARs will automatically terminate immediately prior to the consummation of the dissolution or liquidation. The Administrator may in its discretion, however, accelerate the exercisability of any option or SAR under the 2000 Stock Plan in such event.

     Effect of Merger or Asset Sale. If there is a proposed sale of all or substantially all of the Company's assets, or a merger with or into another corporation, the successor corporation (or a parent or subsidiary of the successor corporation) may assume or substitute each outstanding award. In the event that the successor corporation does not agree to assume or substitute the outstanding award, the award will become fully vested and exercisable.

     Effect of a Change of Control. In the event of a change of control, as defined in the 2000 Stock Plan, each outstanding award shall become fully vested and exercisable.

     Termination and Amendment. The Board of Directors may amend or terminate the 2000 Stock Plan at any time, provided that the Board of Directors may not amend the 2000 Stock Plan to permit the repricing of any award without stockholder approval or in any manner that impairs the rights of the holder of an outstanding award.

U.S. Federal Income Tax Consequences

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Subject to certain exceptions, an option generally will not be treated as an incentive stock option if it is exercised more than three months following termination of employment. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, such option will be treated as an nonstatutory stock option as discussed below. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee generally does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee generally recognizes taxable income measured by the excess of the then fair market value of the shares over the exercise price. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Exercise with Shares. A participant who pays the option price upon exercise of an option, in whole or in part, by delivering already-owned shares of stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances. Rather, recognition of that gain or loss will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

     Stock Appreciation Rights. The recipient of a grant of SARs will not realize taxable income and the Company will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of an SAR, the recipient will realize ordinary income equal to the amount of cash (including the amount of any taxes withheld) and the fair market value of any shares received at the time of exercise. In general, the Company will be entitled to a corresponding deduction, equal to the amount of income realized.

     Restricted Stock Awards. A participant who receives a grant of restricted stock will not recognize any taxable income at the time of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant's rights in restricted stock awarded under the plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. Generally, the Company will be entitled to a compensation deduction for the amount of compensation income the participant recognizes.

     The foregoing is only a summary of the effect of federal income taxation upon participants and the Company with respect to the grant and exercise of options and SARs and the grant of restricted stock awards under the 2000 Stock Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Participation in the 2000 Stock Plan

     The grant of options under the 2000 Stock Plan to employees, including the Company's Named Executive Officers, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 2000 Stock Plan. Non-employee directors are eligible to participate in the 2000 Stock Plan but to date no awards to non-employee directors have been made under the 2000 Stock Plan. The following table sets forth information with respect to the grant of options to the Named Executive Officers, all current executive officers as a group and all other employees as a group during fiscal year 2002, each pursuant to the 2000 Stock Plan. The closing price of one share of the Company's common stock on the New York Stock Exchange as of April 3, 2003 was $11.46.

                                                             Number of
                                                            Securities
                                                            Underlying  Exercise Price
           Name of Individual and Position                    Options    ($ per Share)
Elizabeth H. Davila.......................................    225,000       15.14
Timothy R. Maier..........................................     62,500       15.14
Douglas H. Post...........................................     62,500       15.14
John F. Runkel, Jr........................................     30,000       15.14
Carol F.H. Harner.........................................     30,000       15.14
Executive Group...........................................    567,500       15.14 (1)
   (10 persons)
Non-Executive Director Group..............................         -0-        NA
   (6 persons)
Non-Executive Officer Employee Group......................         -0-        NA
   (0 persons)

(1) Represents a weighted average per share exercise or purchase price.

Vote Required and Board of Directors' Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 3. The affirmative vote of a majority of the shares of Common Stock of the Company represented in person or represented by proxy at the Annual Meeting and entitled to vote with respect to this proposal will be required to approve the amendment to the 2000 Stock Plan.

                                 PROPOSAL NO. 4

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Company is asking the stockholders to ratify the appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 2003. KPMG LLP has audited the Company's financial statements since June 7, 2002. Between January 1, 2002 and June 7, 2002, Arthur Andersen LLP audited the Company's financial statements. Representatives of KPMG LLP are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to answer appropriate questions.

Fees billed to the Company by its Auditors during 2002

o        Arthur Andersen LLP Audit Fees:

     Audit fees billed to the Company by Arthur Andersen LLP during 2002 for review of those financial statements included in the Company's quarterly reports on Form 10-Q totaled $75,400.

o        KPMG LLP Audit Fees:

     Audit fees billed to the Company by KPMG LLP during 2002 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $191,000.

o        Financial Information Systems Design and Implementation Fees:

     The Company did not engage either Arthur Andersen LLP or KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during 2002.

o        All Other Fees:

     Fees billed to the Company by Arthur Andersen LLP during 2002 for all other non-audit services rendered to the Company, including tax-related services, totaled $90,700. Fees billed to the Company by KPMG LLP during 2002 for all other non-audit services rendered to the Company, including tax-related services, totaled $227,850.

Independence and Stockholders' Ratification of the Selection of KPMG LLP

     The Audit Committee has also considered whether the provision of non-audit services by KPMG LLP was compatible with maintaining the independence of KPMG LLP, and determined that the performance of such non-audit services did not impair the independence of KPMG LLP.

     Stockholder ratification of the selection of KPMG LLP as the Company's independent public accountants is not required by the Company's Bylaws or other applicable legal requirement. However, the Audit Committee has determined to retain KPMG LLP subject to stockholder approval and has asked the Board of Directors to submit the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and Board of Directors will consider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors at its discretion may direct the appointment of a different independent auditing firm at any time during the year.

Vote Required and Board of Directors' Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 4. Ratification of the appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 2003 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote with respect to this proposal.

Change of Independent Auditors

     On June 7, 2002, the Company dismissed Arthur Andersen LLP as its independent auditors. This action was approved by the Board of Directors and the Audit Committee of the Board of Directors. The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2000 and 2001, did not contain any adverse opinion, disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles. During the two years ended December 31, 2000 and 2001, and the subsequent interim period through May 20, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make a reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     On June 7, 2002 the Company engaged KPMG LLP as its new independent auditors. The decision to change accounting firms was approved by the Company's Board of Directors and the Audit Committee of the Board of Directors. During the years ended December 31, 2000 and 2001, and the subsequent interim period through June 7, 2002, the Company did not consult with KPMG LLP regarding (1) the application of accounting principles to any specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company's financial statements and neither a written report was provided to the Company nor was oral advice provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (3) any other matters or reportable events that were either the subject of disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction of
Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating that it agreed with the statements set forth above. A copy of such letter dated June 7, 2002 was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K filed on June 7, 2002.

                            REPORT OF AUDIT COMMITTEE

     The Audit Committee is comprised entirely of independent non-employee directors. The Audit Committee oversees engagement of the Company's independent auditors, reviews the arrangements for and scope of the audit by the Company's independent auditors, and reviews and evaluates the Company's accounting practices and its systems of internal accounting controls. The Audit Committee has reviewed and discussed the Company's audited financial statements for 2002 with the Company's management and with the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be considered with the auditors by Statement of Auditing Standards No. 61. The Audit Committee has received written communication and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence from the Company. Based on the foregoing activities, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements for the year 2002 be included in the Company's report on Form 10-K for such year, which was filed with the Securities and Exchange Commission on March 31, 2003.

                        Submitted by the Audit Committee

                      of the Company's Board of Directors:


                                Laureen De Buono*
                                Glendon E. French
                                John W. Galiardo
                               Richard B. Sayford



     * Ms. De Buono became a director of the Company and a member of the Committee in March 2003 and, accordingly, did not participate as a member of the Committee with respect to matters covered by the report of the audit committee.

                   ITEMS NOT CONSTITUTING SOLICITING MATERIAL

     The Compensation Committee and Audit Committee reports included herein shall not constitute "soliciting material" or be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder.

                                  OTHER MATTERS

Other Matters to be Presented

     The Board of Directors knows of no matters other than the election of directors and ratification of the Company's independent auditors to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment or postponement thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Participants in the Solicitation

     Under applicable regulations of the Securities and Exchange Commission ("SEC"), each member of the Board of Directors, certain executive officers of the Company and certain other corporate officers of the Company may be deemed to be "participants" in the Company's solicitation of proxies. The principal occupation and business address of each person who may be deemed a participant are set forth in Appendix A hereto. Certain information relating to the directors, executive officers and other participants of the Company, including certain information regarding their transactions with respect to the Company's securities, is listed in Appendix A.

Possible Stockholder Solicitation

     On November 27, 2002, Barberry Corp., an entity affiliated with Carl C. Icahn, provided notice to the Company of its intention to nominate one person for election as a director to the Company's Board of Directors at the Annual Meeting. The notice stated that Barberry and its affiliates, including Mr. Icahn, High River Limited Partnership and Gail Golden, beneficially own approximately 11.67% of the outstanding Common Stock of the Company.

     The Company does not know if the Icahn group will pursue such a nomination or solicit proxies in support thereof. In connection with the Company's 2002 Annual Meeting of Stockholders, the Icahn group submitted a notice to the Company stating that Barberry intended to nominate a slate of directors to the Company's Board of Directors; however, the Icahn group did not solicit proxies and did not proceed to make such a nomination.

Stockholder Proposals for 2004 Annual Meeting

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act"), stockholder proposals that are intended to be included in the Company's proxy materials for the 2004 Annual Meeting of Stockholders and presented at that meeting must be received at the executive offices of the Company (3400 Central Expressway, Santa Clara, California 95051-0703, Attention:
Office of the Secretary) on or before December , 2003, which is 120 calendar days prior to the one-year anniversary of the mailing date of this proxy statement and proxy.

     In addition, stockholder proposals to be considered at the 2004 Annual Meeting of Stockholders outside the processes of Rule 14a-8 (which are not intended to be included in the proxy materials for the 2004 Annual Meeting of Stockholders) must be delivered to or mailed and received at the executive offices of the Company in accordance with, and by the date specified in, the advance notice provisions of the Company's Bylaws, which is December , 2003 (120 calendar days prior to the one-year anniversary of the mailing date of this proxy statement and proxy). Therefore, in order for stockholder proposals made outside of the processes of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be delivered to or mailed and received at the executive offices of the Company on or before December , 2003.

                                     * * * *
        If you have any questions or require assistance, please contact:

                             McKenzie Partners, Inc.
                               105 Madison Avenue
                               New York, NY 10016
                                 (800) 322-2885

                                                                      APPENDIX A


        INFORMATION CONCERNING THE DIRECTORS AND CERTAIN OFFICERS OF THE
                      COMPANY WHO MAY ALSO SOLICIT PROXIES

     The following table sets forth the name, principal business and address of any corporation or other organization in which their employment is carried on, of the directors and certain officers of the Company ("Participants") who may also solicit proxies from stockholders of the Company. Unless otherwise indicated, the principal occupation of the officers refers to their position with the Company and the business address is VISX, Incorporated, 3400 Central Expressway, Santa Clara, California 95051-0703.

Directors

     The principal occupations of the Company's directors who are deemed Participants in the solicitation are set forth on pages 6 through 8 of this Proxy Statement. The name and business address of the other director-Participants' organization of employment are as follows:

           Name                                                          Address
           Laureen De Buono.........................................     VISX, Incorporated
                                                                         3400 Central Expressway
                                                                         Santa Clara, California 95051-0703
           Glendon E. French........................................     VISX, Incorporated
                                                                         3400 Central Expressway
                                                                         Santa Clara, California 95051-0703
           John W. Galiardo.........................................     VISX, Incorporated
                                                                         3400 Central Expressway
                                                                         Santa Clara, California 95051-0703
           Jay T. Holmes............................................     VISX, Incorporated
                                                                         3400 Central Expressway
                                                                         Santa Clara, California 95051-0703
           Gary S. Petersmeyer......................................     VISX, Incorporated
                                                                         3400 Central Expressway
                                                                         Santa Clara, California 95051-0703
           Richard B. Sayford.......................................     VISX, Incorporated
                                                                         3400 Central Expressway
                                                                         Santa Clara, California 95051-0703

Executive Officers and Certain Corporate Officers

           Name                                                           Principal Occupation
           Elizabeth H. Davila.......................................     Chairman  of the Board,  President  and Chief
                                                                          Executive Officer
           Timothy R. Maier..........................................     Executive Vice President, Chief
                                                                          Financial Officer and Treasurer
           Douglas H. Post...........................................     Executive Vice President, Operations
           Carol F.H. Harner, Ph.D...................................     Vice President, Research and Development
           John F. Runkel, Jr........................................     Vice President, General Counsel and
                                                                          Secretary

Information Regarding Ownership of the Company's Securities by Participants

     The number of shares of common stock of the Company held by directors and the named executive officers is set forth on pages 14 and 15 of this Proxy Statement. This information includes shares that may be acquired by the exercise of stock options as of May 31, 2003.

Information Regarding Transactions in the Company's Securities by Participants

     The following table sets forth purchases and sales of the Company's securities by the Participants listed below during the past two years. Unless otherwise indicated, all transactions are in the public market.

                                                                                 Number   of  Shares  of  Common
                                                                                 Stock  Purchased ("P") or Sold
Name                                                         Date                ("S")
Elizabeth H. Davila......................................    05/31/01                     471              P            (2)

Glendon E. French........................................    05/10/01                   8,000              S            (1)
                                                             09/06/01                   6,000              S            (1)

Gary S. Petersmeyer......................................    07/19/02                   2,500              P            (4)

Carol F.H. Harner........................................    05/15/01                  20,000              S            (1)
                                                             05/16/01                  20,000              S            (1)
                                                             05/25/01                  16,600              S            (1)
                                                             06/01/01                     929              S            (3)
                                                             12/03/01                     699              S            (3)
                                                             06/03/02                     970              S            (3)
                                                             12/02/02                     936              S            (3)

Timothy R. Maier.........................................    05/31/01                     765              P            (2)
                                                             11/30/01                     625              P            (2)
                                                             05/31/02                   1,108              P            (2)
                                                             11/29/02                     797              P            (2)

Douglas H. Post..........................................    05/31/01                     150              P            (2)
                                                             11/30/01                     534              P            (2)
                                                             05/31/02                     554              P            (2)
                                                             11/29/02                     802              P            (2)

John F. Runkel, Jr.......................................    05/31/02                     332              P            (2)
                                                             11/29/02                     481              P            (2)

Laureen De Buono.........................................                                 -0-
John W. Galiardo................................................                          -0-
Jay T. Holmes....................................................                         -0-
Richard B. Sayford..............................................                          -0-

----------
(1) Transaction effected through a same-day sale.

(2) Transaction effected through an Employee Stock Purchase Plan purchase.

(3) Transaction effected through an Employee Stock Purchase Plan sale.

(4) Transaction effected through an open-market purchase.


Miscellaneous Information Concerning Participants

     Except as described in this Appendix A or in the Proxy Statement, none of the Participants nor any of their respective affiliates or associates (together, the "Participant Affiliates"), (i) directly beneficially owns any shares of Common Stock of the Company or any securities of any subsidiary of the Company or (ii) has had any relationship with the Company in any capacity other than as a stockholder, employee, officer or director. Furthermore, except as described in this Appendix A or in the Proxy Statement, no Participant or Participant Affiliate is either a party to any transaction or series of transactions since January 1, 2003, or has knowledge of any currently proposed transaction or series of transactions, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and
(iii) in which any Participant or Participant Affiliate had or will have, a direct or indirect material interest.

     Except for the employment, severance or consulting arrangements described in the Proxy Statement, no Participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Appendix A or in the Proxy Statement, there are no contracts, arrangements or understandings by any Participant or Participant Affiliate within the past year with any person with respect to the Company's Common Stock.

                      SIGN, DATE AND MAIL YOUR PROXY TODAY


 |X| PLEASE MARK VOTES AS IN THIS EXAMPLE

     STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

                       YOUR VOTE IS VERY IMPORTANT TO US.


     WE RECOMMEND A VOTE "FOR" THE ELECTION OF DIRECTORS AND EACH OF THE FOLLOWING PROPOSALS

1. To elect the following seven Directors:

Nominees:

         (01)  Elizabeth H. Davila      For |_|           Withheld |_|
         (02)  Laureen De Buono
         (03)  Glendon E. French
         (04)  John W. Galiardo
         (05)  Jay T. Holmes
         (06)  Gary S. Petersmeyer
         (07)  Richard B. Sayford


---------------------------------------
For all nominees except as noted above

2. To approve an amendment to the 1995 Director
         Option Plan                               For|_| Against|_| Abstain|_|

3. To approve an amendment to the 2000 Stock Plan
                                                   For|_| Against|_| Abstain|_|

4. To ratify the appointment of
         independent public accountants            For|_| Against|_| Abstain|_|

|_| MARK HERE IF YOU PLAN TO ATTEND THE MEETING

|_| MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

Please sign exactly as your name(s) appear on your stock certificate. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

REGISTRATION

Signature: ______________ Date: ______  Signature:____________ Date: _____

                 Proxy Solicited on Behalf of Board of Directors

     The undersigned hereby appoints Elizabeth H. Davila and John F. Runkel, Jr. as proxies, each with the power of substitution, to vote at the Annual Meeting of Stockholders of VISX, Incorporated (the "Company") to be held on May , 2003 at 8:00 a.m. local time, and at any adjournment or postponement thereof, hereby revoking any proxies previously given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE FOR DIRECTOR, FOR PROPOSALS 2, 3, AND 4, AND AT THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IF ANY NOMINEE FOR DIRECTOR IS UNABLE OR DECLINES TO SERVE AS DIRECTOR, THIS PROXY WILL BE VOTED FOR ANY NOMINEE THAT THE PRESENT BOARD OF DIRECTORS DESIGNATES.


                               (See Reverse Side)

                         (To be Signed on Reverse Side)

                                                         APPENDIX B

                  CHARTER FOR THE AUDIT COMMITTEE

                     OF THE BOARD OF DIRECTORS

                                OF

                        VISX, INCORPORATED


PURPOSE:

The purpose of the Audit Committee of the Board of Directors (the "Board") of VISX, Incorporated (the "Company") shall be to:

      o Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

      o Assist the Board in oversight and monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of the Company's internal audit function and of its independent auditors;

      o Prepare the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement;

      o Provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and

      o Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.


MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

      o Each member will be "independent", in accordance with the Corporate Governance Standards of the New York Stock Exchange, the rules of the SEC and applicable law, as in effect from time to time;

      o Each member will be financially literate, as such qualification is interpreted by the Company's Board in its business judgment; and

      o At least one member of the Audit Committee must have accounting or related financial management expertise.

DUTIES AND RESPONSIBILITIES:

The duties and responsibilities of the Audit Committee shall include:

      o Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

      o Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

      o Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible) and retaining and terminating the Company's independent auditors; in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

      o At least annually, obtaining and reviewing a report by the independent auditor describing: the audit firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and, in order to assess the auditor's independence, all relationships between the independent auditor and the Company;

      o Discussing the annual audited financial statements and quarterly unaudited financial statements with management and the independent auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

      o Discussing earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, prior to public disclosure;

      o As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

      o Discussing policies with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

      o Reviewing with the independent auditors any audit problems or difficulties and management's response;

      o Setting clear hiring policies with respect to employees or former employees of the independent auditors;

      o    Reporting regularly to the Board;

      o Reviewing the independent auditors' proposed audit scope, approach and independence;

      o Requesting from the independent auditors on a periodic basis a formal written statement delineating all relationships between the auditors and the Company, engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and recommending that the Board take appropriate action, if necessary, to ensure the independence of the outside auditors;

      o Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

      o Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

      o Reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

      o Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A;

      o Reviewing the Audit Committee's own charter, structure, processes and membership requirements from time to time;

      o Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

      o Reviewing, approving and monitoring the Company's code of ethics for its senior financial officers;

      o Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

      o Providing a report to the Board at least annually presenting its conclusions with respect to the independent auditors; and

      o    Performing such other duties as may be requested by the Board.


COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers, per meeting fees and special fees for service as Chair of the Audit Committee. Fees may be paid in such form of consideration as is determined by the Board, which may include cash, deferred payment, stock, stock options, phantom stock, and common stock equivalents.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a director or Board Committee member.


VOTING:

Each member of the Audit Committee shall have one vote on any matter requiring action by the Audit Committee.


MEETINGS:

The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board in advance.

The Audit Committee will meet separately, at least quarterly, with (i) management, (ii) internal auditors (or other personnel responsible for the internal audit function), and (iii) independent auditors.


MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.


REPORTS:

Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter. Such reports may be made orally or in writing.


PERFORMANCE EVALUATION:

At least annually, the Board and the Audit Committee shall conduct a performance evaluation of the Audit Committee.


DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

                                                         APPENDIX C



                          CHARTER FOR THE

                      COMPENSATION COMMITTEE

                     OF THE BOARD OF DIRECTORS

                                OF

                        VISX, INCORPORATED

        (as adopted by the Committee on February 21, 2003)

PURPOSE:

      The purpose of the Compensation Committee of the Board of Directors (the "Board") of VISX, Incorporated, a Delaware corporation (the "Company"), shall be to discharge the Board's responsibilities relating to compensation of the Company's executive officers. The Committee has overall responsibility for evaluating and approving the executive officer compensation plans, policies and programs of the Company. The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement.

COMMITTEE MEMBERSHIP AND ORGANIZATION:

      The Compensation Committee will consist of no fewer than three members. The members of the Committee will be appointed by the Board following receipt of the recommendation of the Governance Committee, and will serve at the discretion of the Board. The members of the Compensation Committee shall meet the (i) independence requirements of the listing standards of the New York Stock Exchange, (ii) non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, and (iii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

COMMITTEE RESPONSIBILITIES AND AUTHORITY:

      o The Compensation Committee shall annually review and approve the Company's overall compensation plan, including corporate goals and objectives relevant to the compensation of the CEO and the executive officers ("executive officers" includes the Company's executive vice-presidents and the vice presidents); shall evaluate the performance of the CEO and the executive officers in light of those goals and objectives; and based upon such evaluation, shall determine for the CEO and the executive officers of the Company (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) severance arrangements and change in control agreements/provisions, and (e) any other benefits, compensation or arrangements.

      o The Compensation Committee shall review and approve all equity or incentive compensation to be granted to the Company's employees pursuant to the Company's equity or incentive compensation plans.

      o The Compensation Committee may form and delegate authority to subcommittees when appropriate.

      o The Compensation Committee shall review and reassess the adequacy of this Charter annually.

      o The Compensation Committee shall review its own performance annually.

      o The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used by the Company to assist in the evaluation of CEO or executive officer compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

MEETINGS:

      The Compensation Committee will meet at least four times each year. The Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

MINUTES:

      The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

      In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Compensation Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Compensation Committee's charter.

COMPENSATION:

      Compensation, if any, for members of the Compensation Committee shall be determined by the Board of Directors in its sole discretion. Such fees may include retainers, per meeting fees and special fees for service as Chair of the Compensation Committee. Fees may be paid in such form of consideration as is determined by the Board of Directors.


                                     -2-
                                                                     APPENDIX D

                                CHARTER FOR THE

                             GOVERNANCE COMMITTEE

                           OF THE BOARD OF DIRECTORS

                                      OF

                              VISX, INCORPORATED

              (as adopted by the Committee on February 21, 2003)

PURPOSE:

      The purpose of the Governance Committee (the "Committee") of the Board of Directors of VISX, Incorporated, a Delaware corporation (the "Company"), is to assist the Board of Directors in meeting appropriate governance standards. To carry out this purpose, the Committee shall: (1) assist the Board by identifying prospective director nominees and recommending the director nominees for the next annual meeting of stockholders; (2) develop and recommend to the Board the governance principles applicable to the Company;
(3) oversee the evaluation of the Board and management; and (4) recommend to the Board director nominees for each committee. The Committee shall also be responsible for recommending compensation and benefits for the Company's non-employee directors to the Board.

NOMINATION AND APPOINTMENT POLICY:

      The Committee believes that it is in the best interests of the Company and its stockholders to obtain highly qualified candidates to serve as members of the Board. The Committee shall seek candidates for nomination and appointment with excellent decision-making ability, business experience, personal integrity and reputation.

COMMITTEE MEMBERSHIP AND ORGANIZATION:

      The Governance Committee shall consist of no fewer than three members. The members of the Committee will be appointed by and will serve at the discretion of the Board, and will meet the independence requirements of the New York Stock Exchange. The chairman of the Governance Committee shall also serve as the Lead Director of the Board.

COMMITTEE RESPONSIBILITIES AND AUTHORITY:

      o Evaluate the current composition, organization and governance of the Board and its committees, determine future Board and committee requirements and make recommendations regarding the foregoing to the Board for approval.

      o Evaluate and make recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, and proposal of the Board slate for election. Consider stockholder nominees for election to the Board.

      o Determine desired Board qualifications, expertise and characteristics, and as necessary, conduct searches for potential Board members with corresponding attributes. Evaluate and propose nominees for election to the Board. In performing these tasks the Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates.

      o Evaluate the performance of the Board and individual directors, and, if necessary, recommend termination of individual directors in accordance with the Board's governance principles, for cause or for other appropriate reasons. Oversee the annual Board performance evaluation process including conducting surveys of director observations, suggestions and preferences, and reviewing the self-evaluation of each director.

      o Conduct an annual review on CEO succession planning, report its findings and recommendations to the Board, and work with the Board in evaluating potential successors to executive management positions.

      o Evaluate and recommend compensation and benefits for the Company's non-employee directors to the Board.

      o Coordinate and approve Board and committee meeting schedules and content.

      o Develop and recommend to the Board the governance principles and codes of ethics applicable to the Company.

      o    Review and re-examine this Charter as necessary.

      o    Form and delegate authority to subcommittees when appropriate.

      o    Annually review and evaluate Committee performance.

      In performing its responsibilities, the Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.

MEETINGS:

      The Committee will meet at least two times each year. The Committee may establish its own schedule, which it will provide to the Board in advance.

MINUTES:

      The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:
      The Committee shall report to the Board regarding its recommendations for director nominees for the next annual meeting of stockholders and regarding its examinations and recommendations with respect to corporate governance.

COMPENSATION:

      Compensation, if any, for members of the Governance Committee shall be determined by the Board of Directors in its sole discretion. Such fees may include retainers, per meeting fees and special fees for service as Chair of the Committee. Fees may be paid in such form of consideration as is determined by the Board of Directors.

                                                            APPENDIX E
                      VISX Governance Principles

The following principles have been approved by the Board of Directors ("the Board") and, along with the charters of the various Board committees, provide the framework for the governance of VISX. This structure is designed to be a working structure for principled actions, effective decision-making and appropriate monitoring of both compliance and performance. The Board recognizes that there is an on-going and energetic debate about corporate governance, and will review these principles and other aspects of governance annually, or more often if deemed necessary.

      1.   Role of Board and Management. VISX's business is conducted by its
           ----------------------------
           employees, managers and officers, under the direction of the chief executive officer (CEO) and the oversight of the Board. The primary focus of these groups is the enhancement of the long-term value of the company for its stockholders.

           The Board is elected by the stockholders to oversee management and to assure that the long-term interests of the stockholders are served.

           VISX's Board and management are committed to achieving business success through maintenance of the highest standards of responsibility and ethics.

      2.   Functions of the Board. The Board has five scheduled meetings a
           ----------------------
           year at which it reviews and discusses reports by management on the performance of the Company, its plans and prospects, as well as immediate issues facing the Company.

           In addition to its general oversight of management, the Board performs a number of specific functions, including:

               a. selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

               b. evaluating and compensating the executive officers of the company;

               c. reviewing, approving and monitoring fundamental financial and business strategies and major corporate actions;

               d. assessing major risks facing the Company - and reviewing options for their mitigation; and

               e. ensuring processes are in place for maintaining the integrity of the Company - including but not limited to the integrity of the financial statements, the integrity of compliance with law and ethics, the integrity of relationships with customers and suppliers, and the integrity of relationships with stockholders.

      3.   Director Responsibilities. The fundamental role of the directors is
           -------------------------
           to exercise their business judgment to act in what they reasonably believe to be the best interests of VISX. To satisfy this duty, the directors will take an active, focused approach to their position.

           The directors' job requires them to ask probing questions of management and to obtain accurate and honest answers. Directors rely on the advice, reports and opinions of management, counsel and expert advisors. They shall have the benefit of directors' and officers' insurance, paid by VISX, will receive indemnification to the fullest extent allowed under VISX's charter and Delaware law, and will receive exculpation as provided by VISX's charter and Delaware law.

           Directors are expected to rigorously prepare for, attend and participate in all Board meetings, and to spend the time needed and meet as often as necessary to properly discharge their obligations. Information that is important to the understanding of the business to be conducted at such meetings should generally be distributed in writing to the directors prior to the meeting, although sensitive subjects may be discussed without advance distribution of written materials.

      4.   Director Qualifications. Directors should possess high personal and
           -----------------------
           professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment.

           Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. Directors should offer their resignation in the event of any significant change in their personal circumstances that could affect their ability to act in the best interests of the Company, including a change in their principal job responsibilities, so the Board may review the continued appropriateness of their Board membership under the circumstances.

           The Board does not believe that arbitrary term limits on directors' service are appropriate, nor does it believe that directors should expect to be renominated annually until they reach the mandatory retirement age. The Governance Committee shall be responsible for reviewing with the Board, on an annual basis, the appropriate skills and characteristics required of directors and the composition of the Board. This assessment will include an evaluation of directors' qualifications as independent, as well as consideration of character, diversity, skills, judgment and experience in such areas as operations, technology, finance, marketing, manufacturing and the general needs of the Board. This process will be an important determinant for Board tenure.

           Directors will not be nominated for election to the Board after their 72nd birthday, although this limitation does not apply to non-employee directors serving as of December 12, 2002. Directors shall not serve on more than three other boards of public companies in addition to the VISX Board.

      5.   Independence of Directors. A majority of the directors will be
           -------------------------
           independent under the proposed criteria established by the New York Stock Exchange (NYSE). To be considered independent under the proposed NYSE rules, the Board must determine that a director does not have any direct or indirect material relationship with VISX. Independence determinations will be made each December in connection with the Board`s annual self-evaluation process.

           The company will not make extensions of credit in the form of personal loans to directors or executive officers.

      6. Selection Process and Size of Board. The directors are elected each year by the stockholders at the annual meeting of stockholders. Directors will be nominated by the Governance Committee of the Board, in accordance with the charter of that committee. The Board will review such nominations and will finalize the slate of nominees to be presented to stockholders.

           Between annual stockholder meetings, the Board may elect directors to serve until the next annual meeting. The Board believes that, given the size and breadth of VISX and the need for diversity of Board views, the size of the Board should be up to seven directors. The Board may amend the corporate by-laws to modify the size of the Board should it determine such a change is appropriate.

      7. Board Committees. The Board has established the following three committees to assist the Board in discharging its responsibilities:
           (i) audit; (ii) compensation; and (iii) governance. Committee members will be appointed by the Board following recommendation by the Governance Committee, in accordance with the charter of that committee. Committee chairs shall be appointed by the Board, and shall be rotated, such that the chair of each committee shall serve for no longer than three consecutive years at a time, commencing December 12, 2002.

               a. Independence of Committee Members. All committee members must meet the criteria for independence established by the NYSE, the Securities and Exchange Commission, and applicable law.

               b. Committee Charters. Each committee shall have its own charter. Each charter will set forth the purposes, policies and responsibilities of the committee in addition to the qualifications for committee membership, procedures for committee member nomination and removal, committee organization and functioning and how the committee will communicate with the Board. The charters will provide that each committee will meet to review its performance once a year. The current charters of each committee shall be published on the VISX website, and will be mailed to stockholders on written request.

               c. Meeting Procedures. The chairman of each committee will, in consultation with the appropriate committee members and members of management, and in accordance with the committee's charter, determine the frequency and length of committee meetings and develop the committee's agenda. At the beginning of the year, each committee will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen). The schedule for each committee will be furnished to the full Board.

               d. Committee Responsibilities. The committees shall have the following general responsibilities:

                    i. Audit Committee. The Audit Committee shall oversee the company's financial reporting process. In discharging its responsibilities, the Audit Committee shall, among other things, monitor internal corporate controls, review and evaluate independent auditors, including the independence of such auditors, hire or replace such auditors, and report to the Board the results of such auditor examinations and recommendations.

                    ii. Compensation Committee. The Compensation Committee shall, among other things, evaluate and approve compensation and benefits for VISX's CEO and other executive officers and make recommendations to the Board respecting incentive compensation plans. In addition, the committee may grant equity compensation to VISX's employees pursuant to VISX's equity compensation plans.

                    iii. Governance Committee. The Governance Committee shall, among other things, review, solicit and make recommendations to the Board and stockholders respecting candidates for election to the Board, administer the Board self-evaluation process, evaluate the current organization, governance and composition of the Board, and review and make recommendations to the Board about director qualifications and Board committee appointments. The committee shall also make recommendations to the Board respecting compensation and benefits for non-employee directors and succession planning for the CEO.

      8. Meetings of Non-Employee Directors. The Board will conduct an independent Board session at each Board meeting without management present. The chairman of the Governance Committee will preside at such meetings, and will serve as the "Lead Director" in performing such other functions as the Board may direct, including advising on the selection of committee chairs and advising management on the agenda for Board meetings. The Lead Director shall be identified in the company's annual proxy materials.

           The non-employee directors may meet without management present at such other times as determined by the Lead Director.

      9. Self-Evaluation. The Board and each of the committees will perform an annual self-evaluation. These evaluations will review the conduct and contributions of the Board and the committees as a whole, and will specifically review areas in which the Board and management believe improvements can be made. The Governance Committee will oversee the evaluation process, and will organize and summarize the evaluations for discussion with the Board and the committees at the December Board meeting.

      10. Setting Board Agenda. The Board shall be responsible for its agenda. At the December Board meeting, the CEO will propose for the Board's approval key issues of strategy, risk and integrity to be scheduled and discussed during the course of the next calendar year. Before that meeting, the Board may offer its suggestions. As a result of this process, a schedule of major discussion items for the following year will be established. Prior to each Board meeting, the CEO will discuss the other specific agenda items for the meeting with the Lead Director. The CEO and the Lead Director, or committee chair as appropriate, shall determine the information that shall be provided regularly to the directors before each scheduled Board or committee meeting. Directors are urged to make suggestions for agenda items, or additional pre-meeting materials, to the CEO, the Lead Director, or appropriate committee chair at any time.

      11. Ethics and Conflict of Interest. The Board expects directors, as well as officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising VISX's code of ethics. If an actual or potential conflict of interest arises for a director, the director shall promptly inform the CEO and the Lead Director. If a significant conflict exists and cannot be resolved, the director should resign. All directors will recuse themselves from any discussion or decision affecting their personal, business or professional interests. The Board shall resolve any conflict of interest question involving the CEO or executive officers.

      12. Reporting of Concerns to Non-Employee Directors or the Audit Committee. Beginning January 1, 2003, anyone who has a concern about VISX's conduct, or about the company's accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Lead Director, to the non-employee directors, or to the Audit Committee. Such communications may be confidential or anonymous, and may be e-mailed, submitted in writing, or reported by phone. All such concerns will be forwarded to the appropriate directors for their review, and will be reviewed and addressed in the same way that other concerns are addressed by the company. The status of all outstanding concerns addressed to the non-employee directors, the Lead Director, or the Audit Committee will be reported to the directors on a quarterly basis. The non-employee directors, the Lead Director, or the Audit Committee may direct special treatment, including the retention of outside advisors or counsel, for any concern addressed to them.

      13. Compensation of Board. The Governance Committee shall review non-employee director compensation and benefits on an annual basis. Changes in non-employee director compensation, if any, shall be recommended by the committee and discussed and voted upon by the full Board. Director compensation shall be guided by three goals: to compensate directors fairly for work required in a company of VISX's size and scope; to align directors' interests with the long-term interests of stockholders; and to structure director compensation so it is simple, transparent and easy to understand.

      14. Succession Plan. The Board shall approve and maintain a succession plan for the CEO, based upon recommendations from the Governance Committee.

      15. Annual Compensation Review of Senior Management. The Compensation Committee shall annually approve the goals and objectives for compensating the CEO. That committee shall evaluate the CEO's performance in light of these goals before setting the CEO's salary, bonus and other incentive and equity compensation. The committee shall also annually approve the compensation structure for the company's executive officers, and shall evaluate the performance of such officers before approving their salary, bonus and other incentive and equity compensation.

      16. Access to Senior Management. Non-employee directors have complete access to all VISX officers and employees. Any meetings or contacts that a director desires to initiate may be arranged privately by the director or through the CEO or other VISX officer.

      17. Access to Independent Advisors. The Board and its committees shall have the right at any time to retain independent outside financial, legal or other advisors at company expense.

      18. Director Orientation. The general counsel and the chief financial officer shall be responsible for providing an orientation for new directors, and for periodically providing materials or briefing sessions for all directors on subjects that would assist them in discharging their duties. Each new director shall, within six months of election to the Board, attend a certified director education course, selected from a list of such courses approved by the Governance Committee. Incumbent directors will also attend certified director education courses, selected from a list of such courses approved by the Governance Committee, from time to time.

                                                                      APPENDIX F

                               VISX, INCORPORATED

                  1995 DIRECTOR OPTION AND STOCK DEFERRAL PLAN

        AMENDED AND RESTATED EFFECTIVE AS OF THE DATE OF THE 2003 ANNUAL
                              STOCKHOLDERS' MEETING

     1. PURPOSES OF THE PLAN. The purposes of this 1995 Director Option and Stock Deferral Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options. Outside Directors may also elect to convert their annual retainer into deferred phantom stock hereunder.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a)  "BOARD" means the Board of Directors of the Company.

          (b)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (c)  "COMMON STOCK" means the Common Stock of the Company.

          (d)  "COMPANY" means VISX, Incorporated, a Delaware corporation.

          (e) "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any interruption or termination of service as a Director.

          (f) "DEFERRED PHANTOM STOCK" means phantom units of Company Common Stock under the Outside Director Stock Deferral Plan.

          (g)  "DIRECTOR" means a member of the Board.

          (h) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (j) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

               (ii) If the Common Stock is quoted on any established stock exchange or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable, or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) "NEW OUTSIDE DIRECTOR" means an Outside Director who first becomes a Director at or after the Company's 2003 annual meeting of stockholders.

          (l)  "OPTION" means a stock option granted pursuant to the Plan.

          (m)  "OPTIONED STOCK" means the Common Stock subject to an Option.

          (n)  "OPTIONEE" means an Outside Director who receives an Option.

          (o)  "OUTSIDE DIRECTOR" means a Director who is not an Employee.

          (p) "OUTSIDE DIRECTOR STOCK DEFERRAL PLAN" means the Outside Director Stock Deferral Plan attached hereto as Appendix A.

          (q) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (r) "PLAN" means this VISX, Incorporated 1995 Director Option and Stock Deferral Plan, including the Outside Director Stock Deferral Plan attached hereto as Appendix A.

          (s) "QUALIFYING RETIREMENT" means an Outside Director's termination from the Board, including pursuant to the Outside Director's death or disability (as defined in Section 22(e)(3) of the Code), if such termination follows (i) five full terms of Board membership and attainment of age 62 or greater, or (ii) ten full terms of Board membership.

          (t) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (u) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan or deferred as Deferred Phantom Stock into the Outside Director Stock Deferral Plan is seven hundred and seventy-five thousand (775,000) Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan; provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   ADMINISTRATION AND INITIAL AND ANNUAL GRANT OF OPTIONS UNDER THE PLAN.

          (a) PROCEDURE FOR INITIAL AND ANNUAL GRANTS. Outside Directors shall receive initial and annual grants as follows:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares.

               (ii) Each New Outside Director shall be automatically granted an Option to purchase Twenty-Five Thousand (25,000) Shares (a "First Option") on the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Employee Director who ceases to be an Employee but who remains a Director shall not receive a First Option.

               (iii) Each Outside Director shall be automatically granted an Option to purchase Ten Thousand (10,000) Shares (a "Subsequent Option") on the date such Outside Director is re-elected to the Board commencing with the Company's 2003 annual meeting of stockholders, if on such date he or she shall have served on the Board for at least six (6) months.

               (iv) The terms of a First Option granted hereunder shall be as follows:

                       (A) the term of the First Option shall be ten (10) years.

                       (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 hereof.

                       (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

                       (D) the First Option shall vest as to 1/3 of the Shares subject to the First Option on each anniversary of the date of grant, so as to be 100% vested on the third anniversary of the date of grant, subject to continued service as an Outside Director.

               (v) The terms of a Subsequent Option granted hereunder shall be as follows:

                       (A) the term of the Subsequent Option shall be ten (10) years.

                       (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                       (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

                       (D) the Subsequent Option shall be 100% vested upon the date of grant.

               (vi) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5. ELECTION TO RECEIVE ANNUAL RETAINER IN STOCK OPTIONS OR DEFERRED PHANTOM STOCK.

          (a) IRREVOCABLE ELECTION. On the date of each annual meeting of stockholders of the Company during the term of this Plan, commencing with the 2003 annual stockholders meeting, each Outside Director may make an election to receive (an "Election") (i) Options in lieu of 50% or 100% of his or her annual cash retainer for the year following the meeting or (ii) Deferred Phantom Stock in lieu of 50% or 100% of his or her annual cash retainer for the year following the meeting. The Election must be in writing and delivered to the Secretary of the Company prior to the date of such annual stockholders meeting. Any Election made by an Outside Director pursuant to this Section 5 shall be irrevocable.

          (b) RETAINER OPTION GRANTS. On the first Board meeting of each quarter following the annual stockholders meeting, Outside Directors who have elected to receive Options in lieu of 50% or 100% of their annual cash retainer shall automatically receive a Option covering the number of Shares determined by dividing (1) the product of (a) the amount of the cash retainer that would otherwise have been paid on account of such quarter but for the Election, multiplied by (b) 3, by (2) the Fair Market Value of a Share on that date, rounded to the nearest whole Share, provided that on the date of grant of any such Stock Option such person is an Outside Director; and provided further that sufficient Shares are available under the Plan for the grant of such Stock Option (the "Retainer Option").

               The terms of a Retainer Option granted hereunder shall be as follows:

                       (A) the term of the Retainer Option shall be ten (10) years.

                       (B) the Retainer Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 hereof.

                       (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Retainer Option. In the event that the date of grant of the Retainer Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Retainer Option.

                       (D) the Retainer Option shall be 100% vested on the date of grant.

               (c) DEFERRED PHANTOM STOCK. On the first Board meeting of each quarter following the annual stockholders meeting, Outside Directors who have elected to receive Deferred Phantom Stock in lieu of 50% or 100% of their annual cash retainer shall automatically have their account under the Outside Director Stock Deferral Plan credited with the number of Deferred Phantom Stock units determined by dividing (i) the amount of the cash retainer that would otherwise have been paid on account of such quarter but for the Election, by
(ii) the Fair Market Value of a Share on that date, rounded to the nearest whole Share, provided that on the date such Board meeting such person is an Outside Director; and provided further that sufficient Shares are available under the Plan for the crediting of such Deferred Phantom Stock units. The Deferred Phantom Stock units shall be held subject to the terms and conditions of the Outside Director Stock Deferral Plan and the elections made thereunder.

     6. ELIGIBILITY. Options and Deferred Phantom Stock may be granted only to Outside Directors. An Outside Director who has been granted an Option or Deferred Phantom Stock may, if he or she is otherwise eligible, be granted additional Options or Deferred Phantom Stock in accordance with the provisions of the Plan.

          The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     7. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     8. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

     9.   EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Sections 4 and 5 hereof.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate or electronic notice covering the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate or electronic notice is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) RULE 16b-3. Options and Deferred Phantom Stock granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from
Section 16 of the Exchange Act.

          (c) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code) or Qualifying Retirement), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d) DISABILITY OF OPTIONEE. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her

Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (e) DEATH OF OPTIONEE. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (f) QUALIFYING RETIREMENT OF OPTIONEE. Notwithstanding the provisions set forth in Section 9(d) of the Plan, in the event of an Optionee's Qualifying Retirement, the Optionee may exercise his or her Option, but only within the lesser of (i) five years from the date of the Qualifying Retirement, or (ii) the original ten (10) year term of the Option following the date of termination, and only to the extent that the Optionee was entitled to exercise it on the date of termination. To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     10. NON-TRANSFERABILITY OF OPTIONS. Options hereunder may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option or share of Deferred Phantom Stock, the number of Shares which have been authorized for issuance under the Plan but as to which no Options or Deferred Phantom Stock units have yet been granted or credited or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or the number of Deferred Phantom Stock units credited to an account.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

          (c) MERGER OR ASSET SALE. Subject to Section 11(d), in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

          (d) CHANGE OF CONTROL. In the event of a Change of Control (as defined below), the Optionee shall fully vest in and have the right to exercise each Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in the event of a Change of Control, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

          A "Change of Control" means the occurrence of any of the following events:

               (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

               (ii) a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

               (iii) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are Directors as of the date this amendment to the Plan is approved by the Board, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors AND whose election or nomination was not in connection with any transaction described in (i) or (ii) above or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

     12.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee or Outside Director Stock Deferral Plan participant under any grant theretofore made, without his or her consent, provided that the Board may not amend the Plan to permit the repricing, including by way of exchange, of any Option without stockholder approval. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such adverse amendment without consent or termination of the Plan shall not affect Options or Deferred Phantom Stock units already granted or credited and such Options and Deferred Phantom Stock units shall remain in full force and effect as if this Plan had not been amended or terminated.

     13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

                      APPENDIX A TO THE 1995 DIRECTOR PLAN

                               VISX, INCORPORATED

                      OUTSIDE DIRECTOR STOCK DEFERRAL PLAN

                                TABLE OF CONTENTS

                                                                            PAGE
ARTICLE I DEFINITIONS..........................................................1

     1.1    "Board of Directors" ..............................................1
     1.2    "Committee" .......................................................1
     1.3    "Credited Investment Return (Loss)"................................1
     1.4    "Deferral Account" ................................................1
     1.5    "Deferral Amount" .................................................1
     1.6    "Deferral Election" ...............................................1
     1.8    "Participant" .....................................................1
     1.9    "Plan" ............................................................1

ARTICLE II ELIGIBILITY.........................................................1

     2.1    Eligible Persons...................................................1
     2.2    Commencement of Participation......................................2
     2.3    Termination of Participation.......................................2

ARTICLE III DEFERRED PHANTOM STOCK.............................................2

     3.1    Phantom Stock Deferrals............................................2
     3.2    No Withdrawal......................................................2

ARTICLE IV CREDITED INVESTMENT RETURN (LOSS) ON DEFERRAL ACCOUNTS..............2

     4.1    Deferral Account...................................................2
     4.2    Credited Investment Return (Loss)..................................2

ARTICLE V BENEFITS.............................................................2

     5.1    Distribution of Benefits...........................................2
     5.2    Change of Distribution Election....................................2
     5.3    Payment to Estate..................................................3
     5.4    Automatic Lump-Sum Distribution for Accounts below $25,000.........3
     5.5    Tax Withholding....................................................3

ARTICLE VI OBLIGATION TO PAY SUPPLEMENTAL PARTICIPANT BENEFITS.................3

     6.1    Benefits Paid From General Corporate Assets;  Payment in Stock.....3
     6.2    No Secured Interest................................................3

ARTICLE VII ADMINISTRATION.....................................................3

     7.1    Administration of the Plan.........................................3
     7.2    Indemnification....................................................3

ARTICLE VIII MISCELLANEOUS.....................................................3

     8.1    Nontransferability.................................................3
     8.2    Binding Effect.....................................................3
     8.3    Reimbursement of Costs.............................................3
     8.4    Arbitration........................................................4
     8.5    Applicable Law.....................................................4

     8.6    Entire Agreement...................................................4
     8.7    Termination or Amendment of Plan...................................4

                               VISX, INCORPORATED

                      OUTSIDE DIRECTOR STOCK DEFERRAL PLAN

     This VISX, Incorporated Outside Director Stock Deferral Plan is adopted effective as of the date of the Company's 2003 annual meeting of stockholders.

                                    ARTICLE I
                                   DEFINITIONS

     Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following definitions shall govern the Plan (capitalized terms not defined below shall have the same defined meaning as specified in the 1995 Director Option and Stock Deferral Plan):

     1.1 "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of VISX, Incorporated.

     1.2 "COMMITTEE" means an independent Committee appointed by the Board to administer this Plan and to take such other actions as may be specified herein.

     1.3 "CREDITED INVESTMENT RETURN (LOSS)" means the hypothetical investment return which shall be credited to a Participant's Deferral Account pursuant to
Article IV.

     1.4 "DEFERRAL ACCOUNT" means the book entry account established under this Plan for each Participant to which shall be credited (or debited) such Participant's Deferral Amount and Credited Investment Return (Loss) and which shall be reduced by any distributions made to such Participant and any charges which may be imposed on such Deferral Account pursuant to the terms of this Plan.

     1.5 "DEFERRAL AMOUNT" means the Deferred Phantom Stock Amount which Participant elects to contribute pursuant to Article III.

     1.6 "DEFERRAL ELECTION" means the form of Deferred Phantom Stock Election as prescribed by the Committee, as modified from time to time.

     1.7 "PARTICIPANT" means a present or former Outside Director (or estate or beneficiaries of an Outside Director) who has a Deferral Account under this Plan.

     1.8 "PLAN" shall mean this VISX, Incorporated Outside Director Stock Deferral Plan, as it may be amended from time to time.


                                   ARTICLE II
                                   ELIGIBILITY

     2.1 ELIGIBLE PERSONS. Eligibility for participation in this Plan shall be limited to Outside Directors who have elected to receive Deferred Phantom Stock in lieu of their annual retainer under the Company's 1995 Director Option and Stock Deferral Plan and their estates and beneficiaries.

     2.2 COMMENCEMENT OF PARTICIPATION. A Participant may begin participation in this Plan immediately following the submission of an irrevocable Deferral Election in accordance with the terms of the 1995 Director Option and Stock Deferral Plan.

     2.3 TERMINATION OF PARTICIPATION. Active participation in this Plan shall end when a Participant's Board service terminates for any reason. No contributions to this Plan shall be made with respect to a Participant's Deferral Account after such termination date. Upon termination of Board service, a Participant shall remain an inactive Participant in the Plan until all of the benefits to which he or she is entitled hereunder have been paid in full.

                                   ARTICLE III
                             DEFERRED PHANTOM STOCK

     3.1  Phantom Stock Deferrals.

          (a) Upon submitting a Deferral Election to the Company, in lieu of his or her annual retainer, a Participant's Deferral Account under this Plan shall be credited with a number of Deferred Phantom Stock shares determined in accordance with Section 5(c) of the 1995 Director Option and Stock Deferral Plan. The Participant shall satisfy the self-employment tax obligations arising from the credit of Deferred Phantom Stock to his Deferral Account.

          (b) A Participant's Deferral Election shall be irrevocable, except as provided in Section 5.2 of this Plan.

     3.2 NO WITHDRAWAL. Except as provided in Section 5.3 below, Deferral Amounts may not be withdrawn by a Participant and shall be paid only in accordance with the provisions of this Plan.

                                   ARTICLE IV
             CREDITED INVESTMENT RETURN (LOSS) ON DEFERRAL ACCOUNTS

     4.1  Deferral Account.

          (a) A Deferral Account shall be established and maintained for each Participant.

     4.2 CREDITED INVESTMENT RETURN (LOSS). Each Participant's Deferral Account shall be credited (or debited) monthly with the Credited Investment Return
(Loss) attributable to his or her Deferral Account. The Credited Investment Return (Loss) is the amount which the Participant's Deferral Account would have earned if the amounts credited to the Deferral Account had, in fact, been invested in the Common Stock, purchased at the closing sales price on the date of the applicable Board meeting (as specified in Section 5(c) of the 1995 Director Option and Stock Deferral Plan), and assuming reinvestment of all dividends back into such Common Stock at the Common Stock closing sales price on the date of the dividend distribution.

                                    ARTICLE V
                                    BENEFITS

     5.1 DISTRIBUTION OF BENEFITS. Benefits shall be distributed in accordance with the elections specified within a Participant's Deferral Election.

     5.2 CHANGE OF DISTRIBUTION ELECTION. A Participant may file an amended election to change his distribution election at any time which is more than one
(1) year prior to the applicable specified fixed date at which payment of benefits would otherwise commence. Any amended election which is filed within one (1) year of the applicable specified date at which payment of benefits shall commence shall be void and without effect and the most recently effective election shall control instead.

     5.3 PAYMENT TO ESTATE. In the event a Participant dies after installment payments have begun but before all of the installments are paid, the undistributed installments shall be paid to his or her estate as they become due.

     5.4 AUTOMATIC LUMP-SUM DISTRIBUTION FOR ACCOUNTS BELOW $25,000. Notwithstanding any other provisions of this Plan or the provisions of a Participant's Deferral Election, in the event that a Participant has less than twenty-five thousand dollars ($25,000) credited to his or her Deferral Account as of the date of his or her termination of Board service, 100% of his or her Deferral Account shall be distributed to him or her in a single lump-sum distribution within a reasonable amount of time following the date of such termination of service.

     5.5 TAX WITHHOLDING. All distributions under this Plan shall be subject to all applicable withholding for state and federal income tax and to any other federal, state or local tax which may be applicable thereto.

                                   ARTICLE VI
               OBLIGATION TO PAY SUPPLEMENTAL PARTICIPANT BENEFITS

     6.1 BENEFITS PAID FROM GENERAL CORPORATE ASSETS; PAYMENT IN STOCK. All benefits payable to a Participant hereunder, shall be paid by the Company in shares of Common Stock.

     6.2 NO SECURED INTEREST. Deferral Accounts shall be subject to the claims of creditors of the Company. Each Participant is a general unsecured creditor of the Company with respect to the promises of the Company made herein.


                                   ARTICLE VII
                                 ADMINISTRATION

     7.1 ADMINISTRATION OF THE PLAN. This Plan shall be administered by the Committee. The Committee shall have full power and discretionary authority to administer, construe and interpret the Plan, to establish procedures for administering this Plan, to prescribe forms, and take any and all necessary or desirable actions in connection with this Plan. The Committee's interpretation and construction of this Plan shall be conclusive and binding on all persons. The Committee may appoint a plan administrator or any other agent and delegate to them such powers and duties in connection with the administration of this Plan as the Committee may from time to time prescribe.

     7.2 INDEMNIFICATION. The Committee and each of its members are indemnified by the Company against any and all liabilities incurred by reason of any action taken in good faith pursuant to the provisions of this Plan.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1 NONTRANSFERABILITY. The right of each Participant or any other person to the payment of any benefits under this Plan shall not be assigned, transferred, pledged or encumbered.

     8.2 BINDING EFFECT. This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns and each Participant and his heirs, executors, administrators and legal representatives.

     8.3 REIMBURSEMENT OF COSTS. If the Company, a Participant or a successor in interest to either of the foregoing, brings legal action to enforce any of the provisions of this Plan, including an action described in Section 8.4 of this Plan, the prevailing party in such legal action shall be reimbursed by the other party for the prevailing party's costs of such legal action including, without limitation, reasonable fees of attorneys, accountants and similar advisors and expert witnesses.

     8.4 ARBITRATION. Any dispute or claim relating to or arising out of this Plan shall be fully and finally resolved by binding arbitration conducted by the American Arbitration Association in Santa Clara, California.

     8.5 APPLICABLE LAW. This Plan shall be construed in accordance with and governed by the laws of the State of California.

     8.6 ENTIRE AGREEMENT. This Plan, 1995 Director Option and Stock Deferral Plan and each applicable Deferral Election constitute the entire understanding and agreement with respect to this Plan, and there are no agreements, understandings, restrictions, representations or warranties among any Participant and the Company other than those as set forth or provided for therein.

     8.7  Termination or Amendment of Plan.

          (a) This Plan may be amended by the Company at any time in its sole discretion by resolution by the Board; provided, however, that no amendment may be made which would alter the irrevocable nature of a Deferral Election or which would reduce the amount credited to an Participant's Deferral Account on the date of such amendment.

          (b) Notwithstanding the foregoing paragraph or any other provision in this Plan to the contrary, the Company reserves the right to terminate the Plan in its entirety at any time upon fifteen (15) days notice to Outside Directors. If this Plan is terminated, all benefits shall be paid pursuant to the provisions of Article 5 as if such Participant had voluntarily terminated Board service on the date of Plan termination.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by a duly authorized officer effective as of the Effective Date.


                                                VISX, INCORPORATED


                                                By:
                                                   -----------------------------

                                                                      APPENDIX G

                               VISX, INCORPORATED

                                 2000 STOCK PLAN

AMENDED AND RESTATED EFFECTIVE AS OF THE DATE OF RECEIVING STOCKHOLDER APPROVAL
                                     IN 2003

          1.   PURPOSES OF THE PLAN.  The purposes of this 2000 Stock Plan are:

               - to attract and retain the best available personnel for positions of substantial responsibility,

               - to provide additional incentive to Employees, Directors and Consultants, and

               -    to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. The Plan also provides for the grant of Restricted Stock Awards and Stock Appreciation Rights; provided, however, that (i) in no event shall more than 10% of the Shares issuable under the Plan be granted pursuant to Stock Options or SARS with an exercise price that is less than 100% of Fair Market Value, and (ii) in no event shall more than 10% of the Shares issuable under the Plan be granted as Restricted Stock Awards.

          2. DEFINITIONS. As used herein, the following definitions shall apply:

               (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options, Stock Awards or Stock Appreciation Rights are, or will be, granted under the Plan.

               (c)  "BOARD" means the Board of Directors of the Company.

               (d) "CHANGE OF CONTROL" means the occurrence of any of the following events:

                    (i) any "person," as such term is used in Sections 13(d) and14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                    (ii) a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                    (iii) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are Directors as of the date this Plan is approved by the Board of Directors, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors and whose election or nomination was not in connection with any transaction described in (i) or (ii) above or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

               (e)  "CODE" means the Internal Revenue Code of 1986, as amended.

               (f) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

               (g)  "COMMON STOCK" means the common stock of the Company.

               (h)  "COMPANY" means VISX, Incorporated, a Delaware corporation.

               (i) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

               (j)  "DIRECTOR" means a member of the Board.

               (k) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

                    (ii) If the Common Stock is quoted on any established stock exchange or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable, or;

                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

               (q) "NOTICE OF GRANT" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

               (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (s)  "OPTION" means a stock option granted pursuant to the Plan.

               (t) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (u) "OPTIONED STOCK" means the Common Stock subject to an Option, SAR or Restricted Stock Award.

               (v) "OPTIONEE" means the holder of an outstanding Option, SAR or Restricted Stock Award granted under the Plan.

               (w) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (x)  "PLAN" means this 2000 Stock Plan.

               (y) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to the grant of a Restricted Stock Award under Section 11 below.

               (z) "RESTRICTED STOCK AWARD" means shares of Common Stock acquired pursuant to a grant of a Restricted Stock Award under Section 11 below.

               (aa) "RESTRICTED STOCK AWARD AGREEMENT" means a written agreement between the Company and the Employee evidencing the terms and restrictions applying to stock granted under this Plan. The Restricted Stock Award Agreement is subject to the terms and conditions of the Plan.

               (bb) "STOCK APPRECIATION RIGHT or SAR" means an award issued pursuant to Section 12 below.

               (cc) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (dd) "SECTION 16(b) " means Section 16(b) of the Exchange Act.

               (ee) "SERVICE PROVIDER" means an Employee, Director or
Consultant.

               (ff) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

               (gg) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

          3.   STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is five million five hundred thousand (5,500,000) Shares; provided, however, that (i) in no event shall more than 10% of the Shares issuable under the Plan be granted pursuant to

Stock Options or SARS with an exercise price that is less than 100% of Fair Market Value, and (ii) in no event shall more than 10% of the Shares issuable under the Plan be granted as Restricted Stock Awards. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option, SAR or Restricted Stock Award expires or becomes unexercisable without having been exercised in full, or, with respect to a Restricted Stock Award, is forfeited back to or repurchased by the Company, the unpurchased Shares (or for Restricted Stock Awards, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only shares actually issued pursuant to an SAR (or in the event of a cash payout, the share equivalent) shall cease to be available under the Plan; all remaining shares under SARs shall remain available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option, SAR or Restricted Stock Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price or forfeited to the Company, such Shares shall become available for future grant under the Plan.

          4.   ADMINISTRATION OF THE PLAN.

               (a)  PROCEDURE.

                    (i) MULTIPLE ADMINISTRATIVE BODIES. Different Committees may administer the Plan with respect to different groups of Service Providers.

                    (ii) SECTION 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                    (iii) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                    (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                    (i) to determine the Fair Market Value in accordance with Section 2(n) of the Plan;

                    (ii) to select the Service Providers to whom Options, SARs and Restricted Stock Awards may from time to time be granted hereunder

                    (iii) to determine the number of shares of Common Stock to be covered by each Option, SAR or Restricted Stock Award granted hereunder;

                    (iv) to approve forms of agreement for use under the Plan;

                    (v) to determine the terms and conditions of any Option, SAR or Restricted Stock Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options, SARs or Restricted Stock Awards may be exercised or granted (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any other restriction or limitation regarding any Option, SAR or Restricted Stock Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                    (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                    (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                    (viii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or SAR or the Shares of Restricted Stock that vest that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, and no more in any event. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                    (ix) to modify or amend each Option (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan, provided that the Board may not amend any Option to reduce the exercise price of the option below 100% of the Fair Market Value per Share on the date of grant;

                    (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option, SAR or Restricted Stock Award previously granted by the Administrator;

                    (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees.

          5. ELIGIBILITY. Nonstatutory Stock Options, SARs and Restricted Stock Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

          6.   LIMITATIONS.

               (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (b) Neither the Plan nor any Option, SAR or Restricted Stock Award shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

               (c) The following limitations shall apply to grants of Options and SARs with an exercise price equal to a minimum of 100% of Fair Market Value on the date of grant:

                    (i) No Service Provider shall be granted, in any fiscal year of the Company, Options or SARs to purchase more than 500,000 Shares.

                    (ii) In connection with his or her initial service, a Service Provider may be granted Options or SARs to purchase up to an additional 500,000 Shares, which shall not count against the limit set forth in subsection
(i) above.

                    (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

                    (iv) If an Option or SAR is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option or SAR will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

          7. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

          8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. The term of each Option shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

          9.   OPTION EXERCISE PRICE AND CONSIDERATION.

               (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option may be any price, including any price below Fair Market Value, and shall be determined by the Administrator, subject to the following:

                    (i)     In the case of an Incentive Stock Option

                            (A)  granted to an Employee who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                            (B)  granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

               (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist (but only to the extent permitted by Applicable Law); entirely of:

                    (i)     cash;

                    (ii)    check;

                    (iii)   promissory note

                    (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                    (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                    (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                    (vii)   any combination of the foregoing methods of payment;
or

                    (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

          10.  EXERCISE OF OPTION.

               (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

                    An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or a trust for the benefit therefore (so long as such trust may hold the option under Applicable Laws). Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

                    Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          11.  RESTRICTED STOCK AWARDS.

               (a) GRANT OF RESTRICTED STOCK AWARDS. Subject to the terms and conditions of the Plan, Restricted Stock Awards may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Award granted to any Participant, and (ii) the conditions that must be satisfied, including performance-based milestones, upon which is conditioned the grant or vesting of a Restricted Stock Award.

               (b) EXERCISE PRICE AND OTHER TERMS. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock Awards granted under the Plan. Restricted Stock Awards shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Restricted Stock Award Agreement as a condition of the award. The certificates representing the shares of Stock awarded shall bear such legends as shall be determined by the Administrator.

               (c) RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Stock Award grant shall be evidenced by an award agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine .

          12.  STOCK APPRECIATION RIGHTS.

               (a) GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

               (b) EXERCISE PRICE AND OTHER TERMS. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan.

               (c) PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                    (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

                    (ii) The number of Shares with respect to which the SAR is exercised.

               (d) PAYMENT UPON EXERCISE OF SAR. At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.

               (e) CASH SETTLEMENTS AND PLAN SHARE ALLOCATION. Cash payments of Stock Appreciation Rights as well as Common Stock issued upon exercise of Stock Appreciation Rights shall be applied against the maximum number of shares of Common Stock that may be issued pursuant to the Plan. The number of shares to be applied against such maximum number of shares in such circumstances shall be the number of shares equal to the amount of the cash payment divided by the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted.

               (f) SAR AGREEMENT. Each SAR grant shall be evidenced by an award agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

               (g) EXPIRATION OF SARS. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

          13. NON-TRANSFERABILITY OF OPTIONS, SARS AND RESTRICTED STOCK AWARDS. Except as determined otherwise by the Administrator in its discretion, Options, SARs and Restricted Stock Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option, SAR or Restricted Stock Award transferable, such Option, SAR or Restricted Stock Award shall contain such additional terms and conditions as the Administrator deems appropriate.

          14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

               (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Stock covered by each outstanding Option, SAR or Restricted Stock Award, and the number of shares of Stock which have been authorized for issuance under the Plan but as to which no Option, SARs or Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, SAR or Restricted Stock Award, as well as the price per share of Stock covered by each such outstanding Option, SAR or Restricted Stock Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option, SAR or Restricted Stock Award.

               (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or SAR would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option, SAR or Restricted Stock Award or forfeiture rights with respect to Restricted Stock shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or SAR will terminate immediately prior to the consummation of such proposed action.

               (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option, SAR, and Restricted Stock Award shall be assumed or an equivalent option, right or agreement substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that a Restricted Stock Award Agreement is not assumed or substituted by the successor corporation or a Parent or Subsidiary thereof, the Company's right to return or repurchase of forfeited shares, including as to performance-based vesting, shall terminate as of the date of the closing of the merger or asset sale and any performance-based grant requirements shall be deemed to have been completely satisfied immediately prior to such date. In the event that the successor corporation or a Parent or Subsidiary thereof refuses to assume or substitute for an Option or SAR, the Optionee shall fully vest in and have the right to exercise the Option or SAR as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable and including any performance-based vesting limitations. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or SAR shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option, SAR or Restricted Stock Award shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option, SAR or Restricted Stock Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, SAR or Restricted Stock Award, for each Share of Optioned Stock subject to the Option, SAR or Restricted Stock Award, to be solely Stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the merger or sale of assets.

               (d) CHANGE OF CONTROL. Notwithstanding Section 14(c), in the event of a Change of Control, the Optionee shall fully vest in and have the right to exercise his or her Option or SAR as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and any shares subject to a Restricted Stock Award shall vest 100%, including as to any performance-based vesting or grant limitations. If an award hereunder becomes fully vested and/or exercisable in the event of a Change of Control, the Administrator shall notify the Optionee in writing or electronically that the award is fully vested and/or exercisable.

          15. LEAVES OF ABSENCE. In the event of a Service Provider's leave of absence that is approved by the Company, vesting of Options, SARs and Restricted Stock Awards shall continue during the first 90 days of such leave, but shall cease thereafter until such time, as any, if such Service Provider resumes his or her active duties with the Company or its Parent or Subsidiaries, unless otherwise determined by the Administrator or as required by Applicable Laws. In the event of a Service Provider's leave of absence that is not approved by the Company, vesting of Options, SARs and Restricted Stock Awards shall cease immediately upon the commencement of such leave until such time, as any, if such Service Provider resumes his or her active duties with the Company or its Parent or Subsidiaries, unless otherwise determined by the Administrator or as required by Applicable Laws.

          16. TIME OF GRANTING OPTIONS, SARS AND RESTRICTED STOCK AWARDS. The date of grant of an Option, SAR or Restricted Stock Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, SAR or Restricted Stock Award, or such other subsequent date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option, SAR or Restricted Stock Award is so granted within a reasonable time after the date of such grant.

          17.  AMENDMENT AND TERMINATION OF THE PLAN.

               (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan, provided that the Board may not amend the Plan to permit the repricing, including by way of exchange, of any Option, SAR or Restricted Stock Award without stockholder approval.

               (b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options, SARs or Restricted Stock Awards granted under the Plan prior to the date of such termination.

          18.  CONDITIONS UPON ISSUANCE OF SHARES.

               (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or SAR or the purchase or receipt of Restricted Stock unless the exercise of such Option or SAR or the purchase or receipt of Restricted Stock and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or SAR or the purchase or receipt of Restricted Stock, the Company may require the person exercising such award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

          19. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          20. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.